UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R. T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, NY 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2010

Fundamental International Equity Funds
Concentrated International Equity
International Small Cap
Strategic International Equity

Goldman Sachs Fundamental International
Equity Funds

■	CONCENTRATED INTERNATIONAL EQUITY

■	INTERNATIONAL SMALL CAP

■	STRATEGIC INTERNATIONAL EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Market Review	3
Portfolio Management Discussion and Performance Summaries	6
Schedules of Investments	24
Financial Statements	34
Notes to Financial Statements	38
Financial Highlights	54
Other Information	60

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Concentrated International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund may concentrate its investments in specific countries or regions, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions. The Fund may engage in foreign currency transactions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

The International Small Cap Fund invests primarily in a diversified portfolio of equity investments in non-U.S. small-cap companies. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

The Strategic International Equity Fund is expected to invest in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments are subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may engage in foreign currency transactions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

What Differentiates Goldman Sachs’
Fundamental International Equity Investment
Process?

Goldman Sachs’ Fundamental International Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify their best investment ideas.

■ Fundamental research teams based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, and India and focusing on long-term business and management quality

■ Analysts collaborate regularly to leverage regional and industry-specific research and insights

■ Global perspective is informed by local market expertise

■ A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■ Team of experienced portfolio managers is regionally aligned and has sector expertise

■ Team leverages the research of the approximately 44 regional investment professionals

■ Decision-making process is informed by active participation in the global research process

■ Security selections are aligned with level of investment conviction

■ Risk monitoring considers whether investment and other risks to the Funds are intended and justified

■ Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

International equity portfolios that strive to offer:

              ■ Access to markets across the world
              ■ Disciplined approach to stock selection
              ■ Optimal risk/return profiles

MARKET REVIEW

Goldman Sachs Fundamental International
Equity Funds

Market Review

Overall, international equities generated positive but modest returns during the six-month period ended April 30, 2010 (the “Reporting Period”). The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) (Net) Index (unhedged) (The “MSCI EAFE Index”) posted a return of 2.48%.* From a sector perspective, investors generally embraced economically-sensitive sectors, such as materials, industrials and information technology, which were the best performers during the Reporting Period. In contrast, more traditionally defensive sectors, typically closely tied to the economic cycle, such as telecommunication services, utilities and health care, were weaker. Financials, which comprises approximately 25% of the MSCI EAFE Index, performed poorly during the Reporting Period, generally reflecting concerns over potential raising of capital and the overall health of banks. Consumer staples outpaced the MSCI EAFE Index during the Reporting Period, a particularly strong showing for a normally defensive sector group, due to a high level of merger and acquisition activity.

As the Reporting Period began in November 2009, international equities capped a 2009 of extremes on a note of moderation, with modest gains amidst a backdrop of mixed corporate earnings reports and economic data that left investors with no clear directional signals. In Europe, as in the U.S., many companies beat earnings expectations but did so primarily on cost cutting rather than on sales, thereby muting investor enthusiasm. Encouraging news that the U.S. officially came out of recession during the fourth quarter of 2009 was offset by stubbornly high unemployment, which surpassed 10%, and continued mixed reports on housing. Europe also emerged out of recession in the last months of 2009, but sovereign ratings for Eurozone countries became the bigger focus. The euro was weakened as Greece was downgraded by several ratings agencies, and Spain’s and Portugal’s outlooks were revised from stable to negative. Weakness in Japanese equities was largely driven by concerns regarding significant raising of capital at many corporations and continued worries about the strong yen. In contrast to the muted returns of the major developed markets, strong commodity prices drove returns in Australia as well as the emerging market countries during the last months of 2009.

International equities began 2010 with further gains, overcoming a weak start in January with modest increases in February and strong performance in March. The first calendar quarter of 2010 marked the fourth consecutive quarter of gains for international equities, although underlying economic data and sentiment offered less directional conviction.

Greece’s debt troubles dominated equity markets the last four months. European equities were among the weakest performers, as sovereign default worries, the potential cost of a Greek bailout, a sinking euro, U.K. electoral uncertainty, and disruption from a six-day ban on air travel caused by an Icelandic volcanic ash cloud piled onto already sluggish Gross Domestic Product (“GDP”) growth estimates. The Greek government agreed to accept a proposed 45 billion euro bailout package from European Union countries and the International Monetary Fund (“IMF”). However, domestic equity market weakness and soaring Greek bond yields persisted. Such financial market weakness reflected three major

*	All index returns are expressed in U.S. dollar terms.

MARKET REVIEW

concerns. First, Standard & Poor’s downgraded Greece’s debt to below investment grade. Second, many believed that Greece will ultimately need as much as 120 to 130 billion euros over the next three years. And third, details and conditions of the Greek bailout were still not finalized. Debt-heavy Portugal and Spain were also downgraded by the independent rating agencies, which weighed on their domestic equity markets, even though their debt retained investment grade status.

Having been a notable laggard in the last months of 2009, Japanese equities generated outsized returns in 2010 through April 30 fueled by the benefits of a weaker yen and evidence of a strong pick-up in regional demand, particularly from China, which trumped lingering concerns over Japanese economic and corporate health. Looking elsewhere in the region, actual or looming interest rate increases weighed on the equity markets of high growth economies in both developed and emerging Asia year-to-date through April 30, 2010, as their central banks sought to prevent economic overheating — economic growth growing too fast — and keep inflation in check.

During the Reporting Period overall, currency had a more significant impact on equity market returns for U.S. investors than usual. The international equity markets actually performed well as measured in local currencies. However, because of the weakness of the euro, yen and other major developed market currencies during the Reporting Period, international equity market returns as measured in U.S. dollars were muted. Remember, as the value of the U.S. dollar increases relative to other currencies, the dollar value of foreign investments typically decreases, and vice versa.

Small-Cap International Equities

The MSCI Small Cap EAFE Index gained 6.28% during the reporting period ended April 30, 2010. Small-capitalization international equities overall were significantly stronger than their larger-cap counterparts early in the Reporting Period, as there tends to be a bit more cyclicality to small-cap stocks, and cyclical segments of the equity markets performed best in the latter part of 2009. Such broad equity market trends continued into 2010, but in a less pronounced manner, and thus small-cap international equities continued to outperform larger-cap stocks during the first four months of 2010 but to a more modest degree. Overall, small-cap international equities were driven by the same factors as large-cap international equities during the Reporting Period.

Looking Ahead

We maintain a positive view ahead for the remainder of 2010 with regard to economic growth and equity market performance. By the end of the Reporting Period, most developed market economies had already emerged from recession and were seeing modest GDP growth and historically average equity market returns. Economic indicators remained mixed, however, and thus did not provide clear trends, particularly as volatility and correlations continued to retreat from extreme levels.

We believe corporate earnings should accelerate in the months ahead due to economic improvement and unprecedented company-level operating leverage driven by aggressive cost cutting. Low borrowing costs should be a further tailwind to earnings. As investors

MARKET REVIEW

refocus on fundamentals, we believe that the remainder of 2010 will be a fertile environment to generate added value for investors through research and stock-picking skills.

We continue to anticipate increased stock-level differentiation going forward, distinguishing quality companies with robust business models from those likely to remain challenged. As the Great Recession concludes and massive global economic stimulus unwinds over the balance of 2010, we believe companies with the potential to sustain themselves and grow through this upcoming transition period may be the most attractive.

Our bottom-up approach to investing challenges us to focus on finding companies with strong or improving fundamentals that we believe will be winners over the long term. As always, we maintain our focus on high-quality equity investments trading at compelling valuations and intend to stay true to our long-term discipline as we seek to navigate potentially volatile markets ahead.

PORTFOLIO RESULTS

Concentrated International Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs Concentrated International Equity Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Concentrated International Equity Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 3.45%, 3.14%, 3.16%, 3.75% and 3.47%, respectively. These returns compare to the 2.48% cumulative total return of the Fund’s benchmark, the MSCI EAFE (Net) Index (unhedged) (the “MSCI Index”), during the same period. Effective March 1, 2010, the Fund changed its benchmark from the MSCI EAFE (Gross) Index (unhedged) to the MSCI EAFE (Net) Index (unhedged). During the Reporting Period, the cumulative total return of the MSCI EAFE (Gross) Index (unhedged) was 2.68%.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s outperformance of the MSCI Index during the Reporting Period can be primarily attributed to individual stock selection. From a sector perspective, effective stock selection was rather broad-based. Sector positioning overall also helped, but to a far more modest degree. From a country perspective, stock selection was particularly strong in Europe, especially Germany, and in Japan. This more than offset weaker relative performance in developed Asia ex-Japan, including Hong Kong.

While country weightings are the direct result of individual stock selection, country allocation overall helped the Fund’s relative results during the Reporting Period. A modestly underweighted allocation to Europe, and within that, a slightly overweighted exposure to the U.K., was beneficial to Fund results given the weakness of the euro during the Reporting Period and the comparatively less weak British sterling vs. the U.S. dollar. Having no exposure to Greece and Portugal and only a limited position in Spain, each of whose equity markets struggled along with its much-headlined economic troubles, also proved prudent.

Q	What were some of the Fund’s best-performing individual stocks?

A	Swiss agricultural chemicals company Syngenta was the strongest positive contributor to the Fund’s performance relative to the MSCI Index during the Reporting Period. Its shares rose on the increase in soft commodity prices, published strong sales figures in 2009 and market share gains. Management also reiterated full-year profit guidance, which stood in contrast to that of many of its peers. Having an overweighted position in the strongly performing Syngenta for much of the Reporting Period helped as did a well-timed sale of the Fund’s position in the materials company.

Another top contributor to performance during the Reporting Period was Japanese video game manufacturer Nintendo. Nintendo’s shares rose as improving strength in consumer demand bolstered gaming stocks generally. The company’s shares also jumped on the announcement of strong sales of its Wii hardware and software during the 2009 holiday season.

German auto manufacturer Daimler was another particularly strong performer. Daimler, which was a new position for the Fund during the Reporting Period, benefited from improved demand in the automobile market broadly. Daimler also posted strong gains in the first quarter of 2010 and raised guidance for the remainder of the calendar year based in part on anticipation of increasing demand.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The biggest detractors from Fund performance relative to the MSCI Index during the Reporting Period were the Netherlands telecommunications services company Koninklijke KPN, French banking conglomerate Societe Generale and Swiss medical device company Nobel Biocare.

Koninklijke KPN was the worst performing holding in the Fund’s portfolio during the Reporting Period, as its share price fell on uncertainty surrounding the upcoming mobile telephone spectrum auctions in Germany and the Netherlands and in anticipation of the announcement of reductions to the mobile termination rates in the Netherlands.

PORTFOLIO RESULTS

Weakness in telecommunication services broadly, a sector viewed as a particularly defensive one during a time when more economically-sensitive sectors rallied most, also weighed on the stock. We trimmed but did not eliminate the Fund’s position in Koninklijke KPN during the Reporting Period.

The Fund’s position in French banking conglomerate Societe Generale also detracted from performance. Societe Generale had disappointing results during the Reporting Period primarily because it had to write down some U.S. subprime mortgage exposure and because there were concerns it may have to raise capital. Also, the financials sector overall performed poorly during the Reporting Period, and European banks were a particularly weak industry within the sector given the overhang of Greece, as well as concerns about capital raising broadly. We sold the Fund’s position in Societe Generale by the end of the Reporting Period.

Exposure to Swiss health care company Nobel Biocare detracted from the Fund’s results. Health care companies overall lagged the performance of the MSCI Index, with uncertainty in U.S. health care reform legislation weighing on the sector for much of the Reporting Period. This was particularly the case for many medical device companies such as Nobel Biocare, which specializes in dental implants, given uncertainty as to how any new legislation would affect insurance reimbursements.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the MSCI Index were consumer discretionary, materials and information technology, all economically-sensitive segments of the equity market. The consumer discretionary and information technology sectors performed well, as economic data out of the U.S. and Europe improved, especially data regarding better consumer and business spending. Continued strength in commodities prices overall supported the materials sector. Stock selection in each of these three sectors was effective during the Reporting Period. Stock selection was particularly strong in consumer discretionary, led by a well-timed trade in German auto manufacturer Daimler and a position in the strongly-performing Japanese video game maker Nintendo. Fund weightings in these sectors were not a major factor during the Reporting Period.

The biggest detractors from the Fund’s relative results during the Reporting Period were industrials, financials and telecommunication services. An underweighted allocation to the strongly-performing industrials sector hurt. Stock selection within financials actually contributed positively to the Fund’s results, but having a modest overweight to one of the worst performing sectors during the Reporting Period detracted. Conversely, having an underweighted position in telecommunication services, the worst performing sector in the MSCI Index during the Reporting Period helped, but such positioning was more than offset by the detracting effect of a holding in the weakly performing Koninklijke KPN, the Netherlands telecommunication services company.

Q	Which countries or regions most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI Index. This effect may be even more pronounced in a concentrated portfolio or in countries that represent only a modest proportion of the MSCI Index.

That said, the Fund’s overall positioning in Japan, Spain and Germany contributed most positively to its returns relative to the MSCI Index. The countries that detracted most from the Fund’s performance during the Reporting Period were the Netherlands, Hong Kong and France.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Daimler, already mentioned, we re-initiated a position in Swiss pharmaceutical company Novartis, having sold out of the Fund’s position during the second quarter of 2009. We believe Novartis has scope to expand its profit margins. We further believe that fears about pending drug patent expirations might be overdone, as developments in the company’s drug pipeline could help

PORTFOLIO RESULTS

to offset the loss of revenues. We also established a position in Japanese auto maker Honda based on increasing global demand for autos. In our view, Japanese auto makers could particularly benefit from strong demand in China.

In addition to those sales mentioned earlier, we eliminated the Fund’s holding in U.K. health care company Shire, Swiss medical device company Synthes and U.K. bank Barclays. We sold the Fund’s position in Shire as it was approaching the price target we had set for the stock. We sold the Fund’s position in Synthes over concerns regarding product pricing and delays. We exited Barclays following strong share price appreciation that hit our price target in early 2010 after the company reported strong 2009 results.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or industry bets. That said, during the Reporting Period, the Fund’s exposure to the health care and consumer discretionary sectors increased, and its allocations to consumer staples, financials and materials decreased.

Resulting from various stock selection decisions, the Fund’s exposure to Switzerland, Germany and Finland increased, and its allocations to the U.K. and Hong Kong decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	As of April 30, 2010, the Fund had more exposure to Switzerland, the U.K. and Ireland and less exposure to France, Spain, Italy, Sweden and the Netherlands relative to the MSCI Index.

From a sector allocation perspective, the Fund had overweighted positions relative to the MSCI Index in the health care and consumer discretionary sectors at the end of April 2010. On the same date, the Fund had underweighted positions compared to the MSCI Index in materials, utilities, financials and consumer staples and rather neutral positions relative to the MSCI Index in energy, information technology, telecommunication services and industrials.

As always, we remained focused on individual stock selection, with sector and regional positioning being a secondary, closely-monitored effect.

FUND BASICS

Concentrated International Equity Fund
as of April 30, 2010

PERFORMANCE REVIEW

	Fund Total Return	MSCI EAFE (Net) Index	MSCI EAFE (Gross) Index
November 1, 2009–April 30, 2010	(based on NAV)[1]	(unhedged)[2]	(unhedged)[2]

Class A	3.45%	2.48%	2.68%
Class B	3.14	2.48	2.68
Class C	3.16	2.48	2.68
Institutional	3.75	2.48	2.68
Service	3.47	2.48	2.68

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI EAFE (Net) Index (unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index. Effective March 1, 2010, the Fund changed it’s benchmark from the MSCI EAFE (Gross) Index (unhedged) to the MSCI EAFE (Net) Index (unhedged). In the Investment Adviser’s opinion, the MSCI EAFE (Net) Index (unhedged) is a more appropriate benchmark against which to measure the performance of the Fund, because it reflects dividends paid and deducts taxes.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	40.95%	-0.11%	-2.42%	4.34%	12/1/92
Class B	43.13	-0.14	-2.37	2.48	5/1/96
Class C	47.12	0.30	-2.48	0.87	8/15/97
Institutional	49.78	1.43	-1.37	3.88	2/7/96
Service	49.06	0.91	-1.86	3.25	3/6/96

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.54%	1.65%
Class B	2.29	2.40
Class C	2.29	2.40
Institutional	1.14	1.25
Service	1.64	1.75

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/105

	% of Net
Holding	Assets	Line of Business	Country

HSBC Holdings PLC	3.8%	Banks	United Kingdom
Roche Holding AG	3.4	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Vodafone Group PLC	3.3	Telecommunication Services	United Kingdom
Novartis AG (Registered)	2.7	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Reed Elsevier PLC	2.4	Media	United Kingdom
Panasonic Corp.	2.3	Consumer Durables & Apparel	Japan
Mitsubishi Corp.	2.3	Capital Goods	Japan
Rio Tinto PLC	2.1	Materials	United Kingdom
Nintendo Co. Ltd.	2.1	Software & Services	Japan
Bayer AG	2.1	Pharmaceuticals, Biotechnology & Life Sciences	Germany

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of April 30, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above.
The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 5.8% of the Fund’s net assets at April 30, 2010.

PORTFOLIO RESULTS

International Small Cap Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs International Small Cap Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs International Small Cap Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 12.15%, 11.79%, 11.76%, 12.35% and 11.98%, respectively. These returns compare to the 8.76% cumulative total return of the Fund’s benchmark, the S&P Developed ex-U.S. Small Cap Index (Net) (the “S&P Index”), during the same period. Effective March 1, 2010, the Fund changed its benchmark from the S&P Developed Ex-U.S. Small Cap (Gross) Index to the S&P Developed Ex-U.S. Small Cap (Net) Index. During the Reporting Period, the cumulative total return of the S&P Developed Ex-U.S. Small Cap (Gross) Index was 8.95%.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s outperformance of the S&P Index during the Reporting Period can be primarily attributed to individual stock selection. From a sector perspective, effective stock selection was rather broad-based. From a country perspective, stock selection was particularly strong in Japan, Germany and Australia. This more than offset weaker stock selection in South Korea. While the direct result of individual stock selection, country allocation and sector positioning overall also helped, but to far more modest degrees.

Q	What were some of the Fund’s best-performing individual stocks?

A	Germany’s semiconductor company Dialog Semiconductor was the leading positive contributor to the Fund’s performance during the Reporting Period. The company, which is the producer of power management chips and the developer of a new lighting technology known as PM-OLED, secured several contracts by leading handset manufacturers during the second half of 2009. This significantly shifted the company’s growth trajectory upward. As Dialog Semiconductor is not a component of the S&P Index, its strong returns particularly boosted the Fund’s relative results. We trimmed the Fund’s position in Dialog Semiconductor during the Reporting Period, taking profits.

Australian iron ore exploration and production company Mount Gibson Iron was the second biggest contributor to Fund performance at the stock level during the Reporting Period. Mount Gibson Iron performed well on the back of significant price increases for iron ore due to strong Chinese demand. Further, the historically annual price setting mechanism for iron ore was changed to quarterly price settings, leading to earnings upgrades for the company for calendar year 2010. Having an overweighted position in this strongly performing stock during a time when continued strength in commodities prices overall supported the materials sector proved effective.

U.K. enterprise software and services company Micro Focus was another significant contributor to Fund performance. Micro Focus performed well during the Reporting Period as it surprised with a more rapid than expected integration of two earlier acquisitions. This integration, in turn, led to significant top-line and cost-effective synergies for the company. In addition, the company introduced its new CEO during the Reporting Period.

Among the Fund’s Japanese holdings, automobile parts manufacturer Press Kogyo was the top contributor to relative results during the Reporting Period. Press Kogyo benefited from improved demand in the automobile market.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	A position in Greece’s financials exchange company Hellenic Exchange detracted, as the stock was a poor performer during the Reporting Period. Hellenic Exchange was impacted greatly by the debt crisis impacting the nation.

Two U.K. companies also detracted significantly from the Fund’s results. We initiated a position in nursing home operator Southern Cross’s Healthcare during the Reporting Period, but its shares declined because of lower than expected fee inflation by the U.K. government, which provides 70% of the funding for Southern Cross’ nursing

PORTFOLIO RESULTS

homes. A position in Intec Telecom Systems, a leading provider of complex billing software solutions for telecommunications operators, also hurt, as the company had to issue a warning regarding its profits on the back of lower new contract sales, partly caused by new low-cost competition from India entering the market. We both bought and sold Intec Telecom Systems during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the S&P Index were industrials and consumer discretionary, the two largest sectors in the S&P Index and in the Fund, and both are economically-sensitive segments of the equity market. Stock selection was also effective in energy, materials and consumer staples.

The biggest detractor from the Fund’s results during the Reporting Period was the health care sector, where stock selection hurt both absolute and relative performance. Stock selection within information technology also detracted, though only modestly.

Q	Which countries or regions most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the S&P Index. This effect may be even more pronounced in countries that represent only a modest proportion of the S&P Index.

That said, strong stock selection in Japan, Germany and Australia contributed most to the Fund’s performance during the Reporting Period. The countries that detracted most from the Fund’s performance during the Reporting Period were Greece, Belgium and Luxembourg. It should be noted that each of these detracting markets had a combined average weighting in the Fund’s portfolio of approximately 2.5% during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to those purchases already mentioned, we established Fund positions in two South Korean companies as we sought to bring the Fund’s exposure to South Korea closer to that of the S&P Index. We initiated and subsequently added to positions in Mode Tour Network, a travel services provider, and Neowiz Games, an online games application services provider. We also initiated a position in Mexican steel producer Ternium. Ternium is largely vertically integrated, which makes it relatively immune to the raw material price increases that most steel producers face. We also liked the fact that Ternium exports most of its output to the U.S. and is therefore geared into a U.S. economic recovery.

Among the Fund’s most significant sales during the Reporting Period, we eliminated the Fund’s holdings in U.K. engineering software provider Aveva Group, French management consulting and computer services firm Atos Origin and Finnish tire company Nokian Renkaat. Aveva Group was sold, as visibility on a recovery in the marine segment of its business, which makes up approximately 30% of the company’s profits, remains elusive. While we did not necessarily have a negative view on the company, we believe it may lag the market in the near term as other end-markets are recovering sooner. Atos Origin and Nokian Renkaat were sold for valuation reasons. With the sale of Nokian Renkaat, we took the opportunity to switch into a competitor tire maker we believed had a more attractive valuation.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector bets are usually established within a narrow range from the S&P Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure to the consumer discretionary, health care and industrial sectors increased, and its allocations to information technology, materials and financials decreased.

PORTFOLIO RESULTS

Resulting from various stock selection decisions, the Fund’s exposure to the U.K., Italy and Austria increased, and its allocation to China and France decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	As of April 30, 2010, the Fund had more exposure to the U.K., Italy, Austria, Germany and China and less exposure to France, Switzerland and Spain relative to the S&P Index.

From a sector allocation perspective, the Fund had overweighted positions relative to the S&P Index in the consumer discretionary, consumer staples, information technology and health care sectors at the end of April 2010. On the same date, the Fund had underweighted positions compared to the S&P Index in industrials, financials and utilities and rather neutral positions relative to the S&P Index in energy, telecommunication services and materials.

As always, we remained focused on individual stock selection, with sector and regional positioning being a secondary, closely-monitored effect.

FUND BASICS

International Small Cap Fund
as of April 30, 2010

PERFORMANCE REVIEW

	Fund Total Return	S&P Developed ex-U.S.	S&P Developed ex-U.S.
November 1, 2009–April 30, 2010	(based on NAV)[1]	Small Cap Index (Net)[2]	Small Cap Index (Gross)[2]

Class A	12.15%	8.76%	8.95%
Class B	11.79	8.76	8.95
Class C	11.76	8.76	8.95
Institutional	12.35	8.76	8.95
Service	11.98	8.76	8.95

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	Effective March 1, 2010, the Fund changed its benchmark from the S&P Developed Ex-U.S. Small Cap (Gross) Index to the S&P Developed Ex-U.S. Small Cap (Net) Index. In the Investment Adviser’s opinion, the S&P Developed Ex-U.S. Small Cap (Net) Index is a more appropriate benchmark against which to measure the performance of the Fund, because it reflects dividends paid and deducts taxes. The S&P Developed Ex-U.S. Small Cap (Net) Index is the small capitalization stock component of the S&P Developed Broad Market Index (BMI). The BMI is a float-weighted index that spans 25 countries (inclusive of the US) and includes the listed shares of all companies with an available market capitalization (float) of at least $100 million at the annual rebalance. At rebalance, companies are deleted from the index if their float falls below $75 million. The Small Cap ex-U.S. is defined as those stocks falling in the bottom 15% of the cumulative available capital in each country. The net returns series reflects net of withholding taxes applied to foreign investors, calculated daily based on tax rates that would be applied to a Luxembourg-based investor. An investor cannot invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	53.16%	-1.01%	-0.91%	4.05%	5/1/98
Class B	55.87	-1.03	-0.86	4.16	5/1/98
Class C	60.05	-0.62	-1.00	3.91	5/1/98
Institutional	62.88	0.53	0.16	5.09	5/1/98
Service	62.03	0.01	-0.34	4.56	5/1/98

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	2.08%
Class B	2.35	2.83
Class C	2.35	2.83
Institutional	1.20	1.68
Service	1.70	2.18

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/105

	% of Net
Holding	Assets	Line of Business	Country

Travis Perkins PLC	1.4%	Capital Goods	United Kingdom
Virgin Media, Inc.	1.3	Media	United Kingdom
Micro Focus International PLC	1.3	Software & Services	United Kingdom
William Hill PLC	1.2	Consumer Services	United Kingdom
Geberit AG (Registered)	1.2	Capital Goods	Switzerland
HomeServe PLC	1.2	Commercial & Professional Services	United Kingdom

Halfords Group PLC	1.2	Retailing	United Kingdom
Lindt & Spruengli AG	1.1	Food, Beverage & Tobacco	Switzerland
MTU Aero Engines Holding AG	1.1	Capital Goods	Germany
Ingenico SA	1.1	Technology Hardware & Equipment	France

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of April 30, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above.
The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 6.4% of the Fund’s net assets at April 30, 2010.

PORTFOLIO RESULTS

Strategic International Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs Strategic International Equity Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Strategic International Equity Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 4.48%, 4.11%, 4.14% 4.68%, 4.66% and 4.36%, respectively. These returns compare to the 2.48% cumulative total return of the Fund’s benchmark, the MSCI EAFE (Net) Index (unhedged) (the “MSCI Index”), during the same period. Effective March 1, 2010, the Fund changed its benchmark from the MSCI EAFE (Gross) Index (unhedged) to the MSCI EAFE (Net) Index (unhedged). During the Reporting Period, the cumulative total return of the MSCI EAFE (Gross) Index (unhedged) was 2.68%.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s outperformance of the MSCI Index index during the Reporting Period can be primarily attributed to individual stock selection. From a sector perspective, effective stock selection was rather broad-based. Sector positioning overall also helped, but to a far more modest degree.

From a country perspective, stock selection was particularly strong in Japan and France. This more than offset weaker stock selection in the Netherlands and in Hong Kong.

While country weightings are the direct result of individual stock selection, country allocation overall also helped during the Reporting Period. A substantially underweighted allocation to Spain was particularly beneficial, given the weakness of its equity market due to contagion fears from Greece. Similarly, an overweighted position in Italy hurt performance, as the country’s equity market returns suffered in conjunction with the Greek crisis.

Q	What were some of the Fund’s best-performing individual stocks?

A	The top contributor to performance during the Reporting Period was J Front Retailing, a Japanese department store and supermarket retailer. J Front Retailing’s monthly sales, while still down versus a year ago, were significantly better during the latter part of the Reporting Period than in previous months’ year-over-year comparisons, pointing, many investors believed, to a gradual recovery. We both bought and sold J Front Retailing during the Reporting Period.

Safran and CGG Veritas were also top performers for the Fund during the Reporting Period. Safran is a French aerospace and defense electronics equipment manufacturer, whose stock performed strongly following news of better than expected 2009 profits and good forecasts for 2010. Some investors also believed the company might benefit from a potential increase in jet engine repairs that might be needed following encounters with volcanic ash from the eruption in Iceland. CGG Veritas is a French oilfield services and equipment company, which has a technology that enables it to scan areas thought to have oil and provide a more accurate picture to energy companies of where to drill. The company’s shares benefited during the Reporting Period from increased sales of its seismic library in the fourth quarter of 2009 as well as from seismic vessel day rates holding up better than consensus expectations. We trimmed the Fund’s position in CGG Veritas by the end of the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The stocks that detracted most from the Fund’s performance during the Reporting Period were French banking conglomerate Societe Generale, the Netherlands telecommunication services company Koninklijke KPN, and Swiss diversified banking institution UBS.

Societe Generale had disappointing results during the Reporting Period primarily because it had to write down some U.S. subprime mortgage exposure and because there were concerns it may have to raise capital. Also, the financials sector overall performed poorly during the Reporting Period, and European banks were a particularly weak industry within the sector given the overhang of Greece as well as concerns about raising capital broadly.

PORTFOLIO RESULTS

We sold the Fund’s position in Societe Generale by the end of the Reporting Period.

Koninklijke KPN was one of the worst performing holdings in the Fund’s portfolio during the Reporting Period, as its share price fell on uncertainty surrounding the upcoming mobile telephone spectrum auctions in Germany and the Netherlands and in anticipation of the announcement of reductions to the mobile termination rates in the Netherlands. Weakness in telecommunication services broadly, a sector viewed as a particularly defensive one during a time when more economically-sensitive sectors rallied most, also weighed on the stock.

As wealth management is a major portion of UBS’ business, UBS faced a major headwind of potentially losing clients due to changes in Swiss secrecy laws during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the MSCI Index were consumer discretionary and industrials, both economically-sensitive segments of the equity market. Both sectors performed well, as economic data out of the U.S. and Europe improved, especially data regarding better consumer and business spending. Stock selection in each of these sectors was effective during the Reporting Period.

There were no sectors that detracted from the Fund’s relative results during the Reporting Period. However, on a relative basis, the information technology, materials and financials sectors contributed least. Detracting from the Fund’s absolute returns were financials, telecommunication services and utilities. These sectors were generally weaker due to their defensive nature in a market that was favoring risk and economically-sensitive sectors. Financials were also impacted during the Reporting Period by ongoing concerns in the global economy. European financials were particularly hard hit given the troubles of Greece, Spain and Portugal.

Q	Which countries or regions most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI Index.

That said, based on effective individual stock selection, Japan and France, as mentioned, contributed most positively to the Fund’s returns relative to the MSCI Index. All three of the Fund’s top performers during the Reporting Period came from these two markets. The countries that detracted most from the Fund’s performance during the Reporting Period were the Netherlands, Italy and Hong Kong. Stock selection, primarily a position in Koninklijke KPN, as mentioned earlier, was the major driver of the Netherlands’ underperformance. An overweighted position in Italy hurt performance, as the country’s returns suffered in conjunction with the Greek crisis. Stock selection in Hong Kong, a small portion of the MSCI Index, was poor, resulting from the Fund’s holding in diversified real estate developer and operator Sun Hung Kai Properties. Sun Hung Kai Properties performed poorly as a new round of tightening measures and restrictive laws from the Chinese government designed to cool its housing market changed the environment for the region’s real estate developers.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Among the Fund’s most significant purchases during the Reporting Period, the Fund established positions in Italian bank Unicredito, German auto maker Daimler and U.K. metals producer Anglo American. We liked Unicredito’s long-term growth positioning and believe the current management team showed good leadership through the 2008-2009 financial crisis. We initiated a Fund position in Daimler in response to increasingly positive indications of a pick-up in German manufacturing and signs of increasing demand. Anglo American lagged its peers in the 2009 recovery due to exposure to later cycle materials, such as platinum and diamonds. Based on our analysis of the company and the industry broadly, we believe that going

PORTFOLIO RESULTS

forward the company has potential to deliver the fastest production growth over the next five years and potentially the fastest earnings growth compared to its peers.

In addition to those sales already mentioned, we sold out of the Fund’s position in Swiss medical device company Synthes over concerns regarding product pricing and delays. We exited the Fund’s position in U.K. tobacco company Imperial Tobacco Group, as the stock had performed well and neared the price target we had established for the stock. We also eliminated the Fund’s position in Syngenta, the Swiss-based agrichemicals company focused on crop protection and seeds production, taking profits, as the stock had been a strong performer benefiting from the rise in soft commodity prices. Syngenta’s stock had neared our price target when we sold it.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector bets are usually established within a narrow range from the MSCI Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure to the health care sector increased most significantly. To a more modest degree, the Fund’s positions in consumer discretionary and industrials also increased. The Fund’s allocations to information technology, materials, consumer staples and utilities decreased during the Reporting Period.

Resulting from various stock selection decisions, the Fund’s exposure to the U.K., Switzerland, Italy, Finland, Spain and the Netherlands decreased. There were no notable increases in country weightings during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	As of April 30, 2010, the Fund had more exposure to the U.K., Switzerland and Italy and less exposure to France, Germany, the Netherlands, Sweden and Spain relative to the MSCI Index.

From a sector allocation perspective, the Fund had overweighted positions relative to the MSCI Index in the health care, energy and financials sectors at the end of April 2010. On the same date, the Fund had underweighted positions compared to the MSCI Index in utilities, consumer staples, materials and industrials and rather neutral positions relative to the MSCI Index in consumer discretionary, telecommunication services and information technology.

As always, we remained focused on individual stock selection, with sector and regional positioning being a secondary, closely-monitored effect.

FUND BASICS

Strategic International Equity Fund
as of April 30, 2010

PERFORMANCE REVIEW

	Fund Total Return	MSCI EAFE (Net)	MSCI EAFE (Gross)
November 1, 2009–April 30, 2010	(based on NAV)[1]	Index (unhedged)[2]	Index (unhedged)[2]

Class A	4.48%	2.48%	2.68%
Class B	4.11	2.48	2.68
Class C	4.14	2.48	2.68
Institutional	4.68	2.48	2.68
Class IR	4.66	2.48	2.68
Class R	4.36	2.48	2.68

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI EAFE (Net) Index (unhedged with dividends reinvested) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index. Effective March 1, 2010, the Fund changed it’s benchmark from the MSCI EAFE (Gross) Index (unhedged) to the MSCI EAFE (Net) Index (unhedged). In the Investment Adviser’s opinion, the MSCI EAFE (Net) Index (unhedged) is a more appropriate benchmark against which to measure the performance of the Fund, because it reflects dividends paid and deducts taxes.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/10	One Year	Since Inception	Inception Date

Class A	40.35%	-12.17%	6/25/07
Class B	42.43	-12.04	6/25/07
Class C	46.32	-11.04	6/25/07
Institutional	48.87	-10.02	6/25/07
Class IR	48.82	-14.70	11/30/07
Class R	48.07	-15.12	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.45%	1.98%
Class B	2.20	2.73
Class C	2.20	2.73
Institutional	1.05	1.58
Class IR	1.20	1.73
Class R	1.70	2.23

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 04/30/105

	% of Net
Holding	Assets	Line of Business	Country

HSBC Holdings PLC	2.7%	Banks	United Kingdom
Roche Holding AG	2.5	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Vodafone Group PLC	2.5	Telecommunication Services	United Kingdom
Novartis AG (Registered)	2.1	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Eni SpA	1.8	Energy	Italy
BP PLC	1.6	Energy	United Kingdom
Bayer AG	1.5	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Banco Santander SA	1.5	Banks	Spain
UniCredit SpA	1.4	Banks	Italy
Reed Elsevier PLC	1.4	Media	United Kingdom

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of April 30, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above.
The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 4.2% of the Fund’s net assets at April 30, 2010.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Schedule of Investments
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 86.9%

Finland – 1.1%
206,921	Nokia Oyj (Technology Hardware & Equipment)*(a)	$2,529,719

France – 6.8%
50,604	Alstom SA (Capital Goods)	2,969,273
136,793	AXA SA (Insurance)(a)	2,718,407
149,797	Safran SA (Capital Goods)	3,806,018
61,794	Societe Generale (Banks)	3,299,753
39,223	Total SA (Energy)	2,134,018

		14,927,469

Germany – 8.0%
72,600	Bayer AG (Pharmaceuticals, Biotechnology & Life Sciences)(a)	4,637,477
89,800	Daimler AG (Registered) (Automobiles & Components)*	4,620,529
98,947	E.ON AG (Utilities)	3,648,944
85,827	Henkel AG & Co. KGaA Preference Shares (Household & Personal Products)	4,601,763

		17,508,713

Hong Kong – 2.4%
385,000	Kerry Properties Ltd. (Real Estate)	1,775,979
248,000	Sun Hung Kai Properties Ltd. (Real Estate)	3,438,284

		5,214,263

Ireland – 2.0%
137,336	Kerry Group PLC Class A (Food, Beverage & Tobacco)	4,413,448

Italy – 1.3%
1,086,711	UniCredit SpA (Banks)*	2,847,946

Japan – 22.5%
41,900	East Japan Railway Co. (Transportation)	2,802,850
109,200	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	3,742,448
126,700	Honda Motor Co. Ltd. (Automobiles & Components)	4,287,218
121,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	1,733,537
395,000	Kubota Corp. (Capital Goods)	3,469,377
246,000	Kuraray Co. Ltd. (Materials)	3,220,395
356,000	Kyowa Hakko Kirin Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,735,375
212,100	Mitsubishi Corp. (Capital Goods)	5,024,203
198,000	Mitsubishi Estate Co. Ltd. (Real Estate)	3,569,443
333,800	Mitsubishi UFJ Financial Group, Inc. (Banks)	1,739,443
13,900	Nintendo Co. Ltd. (Software & Services)	4,669,392

237,600	Nomura Holdings, Inc. (Diversified Financials)	1,642,318
352,100	Panasonic Corp. (Consumer Durables & Apparel)	5,159,979
65,600	Sumitomo Mitsui Financial Group, Inc. (Banks)	2,169,513
110,300	The Kansai Electric Power Co., Inc. (Utilities)	2,454,237

		49,419,728

Netherlands – 1.4%
213,897	Koninklijke KPN NV (Telecommunication Services)(a)	3,209,092

Singapore – 0.7%
289,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	1,451,083

Spain – 1.7%
289,645	Banco Santander SA (Banks)	3,682,937

Sweden – 1.5%
293,801	Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	1,692,199
157,198	Swedbank AB Class A (Banks)*	1,692,548

		3,384,747

Switzerland – 12.8%
73,917	Compagnie Financiere Richemont SA Class A (Consumer Durables & Apparel)	2,726,350
23,714	Kuehne + Nagel International AG (Registered) (Transportation)	2,481,659
1,582	Lindt & Spruengli AG (Food, Beverage & Tobacco)	3,504,284
107,460	Nobel Biocare Holding AG (Registered) (Health Care Equipment & Services)	2,355,326
115,455	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	5,886,445
46,686	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	7,371,215
254,600	UBS AG (Registered) (Diversified Financials)*	3,944,309

		28,269,588

United Kingdom – 24.7%
76,793	Anglo American PLC (Materials)*	3,261,837
300,030	ASOS PLC (Retailing)*	2,864,519
243,693	BG Group PLC (Energy)	4,119,048
409,400	BP PLC (Energy)(b)	3,570,742
809,937	HSBC Holdings PLC (Banks)	8,247,106
672,305	Reed Elsevier PLC (Media)	5,263,414
91,255	Rio Tinto PLC (Materials)	4,717,919
234,727	Smiths Group PLC (Capital Goods)	4,035,873

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

105,798	SOCO International PLC (Energy)*	$2,631,596
326,283	SSL International PLC (Health Care Equipment & Services)	4,274,936
147,458	Tullow Oil PLC (Energy)	2,568,188
3,300,987	Vodafone Group PLC (Telecommunication Services)	7,314,494
162,911	Wellstream Holdings PLC (Energy)	1,487,633

		54,357,305

TOTAL COMMON STOCKS
(Cost $189,267,483)		$191,216,038

Exchange Traded Fund – 5.6%

Australia – 5.6%
522,872	iShares MSCI Australia Index Fund	$12,271,806
(Cost $6,151,025)

Shares	Rate	Value

Short-term Investment(c) – 7.7%

JPMorgan U.S. Government Money Market Fund – Capital Shares
16,845,752	0.082%	$16,845,752
(Cost $16,845,752)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $212,264,260)		$220,333,596

Securities Lending Reinvestment Vehicle(c)(d) – 5.8%

Boston Global Investment Trust – Enhanced Portfolio
12,691,693	0.078%	$12,691,693
(Cost $12,690,292)

TOTAL INVESTMENTS – 106.0%
(Cost $224,954,552)		$233,025,289

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.0)%		(13,108,499)

NET ASSETS – 100.0%		$219,916,790

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2010.

(d)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	129	June 2010	$4,719,884	$(281,447)
SPI 200 Index	62	June 2010	6,911,482	(80,569)

TOTAL				$(362,016)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 94.7%

Australia – 4.8%
1,039,862	Boart Longyear Group (Capital Goods)*	$310,397
167,924	Centennial Coal Co. Ltd. (Energy)	653,501
1,096,801	Charter Hall Retail REIT (REIT)	559,825
63,013	Computershare Ltd. (Software & Services)	684,301
385,714	DUET Group (Utilities)	629,358
167,266	Iluka Resources Ltd. (Materials)*	712,259
90,779	Iress Market Technology Ltd. (Software & Services)	710,355
161,658	Myer Holdings Ltd. (Retailing)	480,388
23,125	Perpetual Ltd. (Diversified Financials)(a)	731,625
157,705	Primary Health Care Ltd. (Health Care Equipment & Services)	590,566

		6,062,575

Austria – 2.2%
18,803	Andritz AG (Capital Goods)(a)	1,151,263
21,819	RHI AG (Materials)*	728,488
17,441	Schoeller-Bleckmann Oilfield Equipment AG (Energy)	911,441

		2,791,192

Bermuda – 0.7%
166,793	Hiscox Ltd. (Insurance)	849,149

Canada – 10.7%
41,800	Alamos Gold, Inc. (Materials)	620,951
72,800	Bankers Petroleum Ltd. (Energy)*	642,142
125,000	Bellatrix Exploration Ltd. (Energy)*	478,687
47,000	Biovail Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	797,214
28,000	Canadian Western Bank (Banks)	661,272
28,300	Celtic Exploration Ltd. (Energy)*	594,250
75,700	Chartwell Seniors Housing Real Estate Investment Trust (REIT)	557,429
18,900	Dorel Industries, Inc. Class B (Consumer Durables & Apparel)	669,259
487,600	Eastern Platinum Ltd. (Materials)*	691,222
129,353	Equinox Minerals Ltd. (Materials)*(a)	509,068
23,000	Evertz Technologies Ltd. (Technology Hardware & Equipment)	316,991
29,700	Franco-Nevada Corp. (Materials)	856,090
69,400	Groupe Aeroplan, Inc. (Media)	758,358
137,300	Lundin Mining Corp. (Materials)*	647,437
18,100	MacDonald Dettwiler & Associates Ltd. (Software & Services)*	721,113
30,300	Norbord, Inc. (Materials)*	593,293
40,400	Pacific Rubiales Energy Corp. (Energy)*	910,770
70,400	QLT, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	444,938

43,800	Silver Wheaton Corp. (Materials)*	860,650
21,100	Toromont Industries Ltd. (Capital Goods)	589,711
45,600	Westjet Airlines Ltd. Class A (Transportation)*	606,025

		13,526,870

China – 1.3%
242,000	China Yurun Food Group Ltd. Class H (Food, Beverage & Tobacco)	733,838
336,000	Golden Eagle Retail Group Ltd. Class H (Retailing)	647,236
678,000	Shui On Land Ltd. Class H (Real Estate)	307,401

		1,688,475

France – 3.9%
57,212	Ingenico SA (Technology Hardware & Equipment)	1,428,529
18,606	Publicis Groupe SA (Media)	820,939
21,533	Saft Groupe SA (Capital Goods)	782,190
16,165	SEB SA (Consumer Durables & Apparel)	1,229,442
18,229	SeLoger.com (Media)*	736,277

		4,997,377

Germany – 6.1%
23,813	Adidas AG (Registered) (Consumer Durables & Apparel)(a)	1,403,184
50,054	Deutsche Lufthansa AG (Registered) (Transportation)*	832,368
57,005	Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment)*	836,984
17,333	HeidelbergCement AG (Materials)(a)	1,073,283
26,095	MTU Aero Engines Holding AG (Capital Goods)(a)	1,434,668
5,213	Rational AG (Consumer Durables & Apparel)(a)	831,921
64,043	Tognum AG (Capital Goods)	1,325,079

		7,737,487

Greece – 0.6%
98,100	Hellenic Exchanges SA (Diversified Financials)	806,477

Hong Kong – 0.9%
517,000	Belle International Holdings Ltd. (Retailing)	708,914
1,060,000	China Resources Cement Holdings Ltd. (Materials)*	483,505

		1,192,419

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)

Ireland – 1.6%
3,982,397	Independent News & Media PLC (Media)*	$743,206
41,225	Kerry Group PLC Class A (Food, Beverage & Tobacco)	1,324,812

		2,068,018

Italy – 5.3%
108,624	ACEA SpA (Utilities)	1,105,981
96,098	Azimut Holding SpA (Diversified Financials)(a)	1,082,892
167,141	Banca Popolare Di Milano Scarl (Banks)	940,019
123,835	Davide Campari-Milano SpA (Food, Beverage & Tobacco)(a)	1,264,302
20,859	DiaSorin SpA (Health Care Equipment & Services)	777,662
286,231	Gruppo Editoriale L’Espresso SpA (Media)*	860,875
1,318,325	Pirelli & C. SpA (Automobiles & Components)*	758,521

		6,790,252

Japan – 18.1%
24,300	Ahresty Corp. (Automobiles & Components)	275,265
10,300	Alfresa Holdings Corp. (Health Care Equipment & Services)	516,873
64,000	AMADA Co. Ltd. (Capital Goods)	525,448
7,200	Benesse Holdings, Inc. (Consumer Services)	331,035
24,300	Capcom Co. Ltd. (Software & Services)	490,261
63,800	Citizen Holdings Co. Ltd. (Technology Hardware & Equipment)	443,119
46,200	Cosel Co. Ltd. (Capital Goods)	646,719
250,000	Daikyo, Inc. (Real Estate)*	575,757
3,600	Disco Corp. (Semiconductors & Semiconductor Equipment)	254,142
17,600	Don Quijote Co. Ltd. (Retailing)	471,584
11,200	FP Corp. (Materials)	515,597
148	Fuji Media Holdings, Inc. (Media)	237,610
17,100	Hitachi Capital Corp. (Diversified Financials)	258,191
18,100	Hitachi Chemical Co. Ltd. (Materials)	393,085
43,100	Hitachi Transport System Ltd. (Transportation)	623,436
5,500	Ibiden Co. Ltd. (Technology Hardware & Equipment)	198,056
82,000	Isuzu Motors Ltd. (Automobiles & Components)	260,895
80,000	J. Front Retailing Co. Ltd. (Retailing)	465,912
9,200	Koa Corp. (Technology Hardware & Equipment)	110,073

8,500	Mabuchi Motor Co. Ltd. (Technology Hardware & Equipment)	468,501
105,000	Maeda Corp. (Capital Goods)	350,989
22,500	Mimasu Semiconductor Industry Co. Ltd. (Semiconductors & Semiconductor Equipment)	334,017
188,000	Mitsui Chemicals, Inc. (Materials)	617,526
17,850	Moshi Moshi Hotline, Inc. (Commercial & Professional Services)	367,352
134	MTI Ltd. (Software & Services)	235,939
35,500	Nichii Gakkan Co. (Health Care Equipment & Services)	347,414
149,000	Nippon Chemi-Con Corp. (Technology Hardware & Equipment)*	616,565
85,000	Nippon Denko Co. Ltd. (Materials)	600,754
39,000	Nippon Kayaku Co. Ltd. (Materials)	342,802
14,000	Nipro Corp. (Health Care Equipment & Services)	264,926
51,000	Onward Holdings Co. Ltd. (Consumer Durables & Apparel)	421,863
35,000	Pacific Metals Co. Ltd. (Materials)	289,481
221,000	Press Kogyo Co. Ltd. (Automobiles & Components)*	696,779
59,000	Rengo Co. Ltd. (Materials)	338,951
15,700	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	501,391
69,700	Sapporo Hokuyo Holdings, Inc. (Banks)	320,805
26,200	Seiko Epson Corp. (Technology Hardware & Equipment)	464,135
3,600	Shimamura Co. Ltd. (Retailing)	362,679
147	So-net M3, Inc. (Health Care Equipment & Services)	531,966
138,000	Sumitomo Osaka Cement Co. Ltd. (Materials)	265,037
15,800	Taikisha Ltd. (Capital Goods)	276,981
84,000	The Awa Bank Ltd. (Banks)	466,425
82,000	The Higo Bank Ltd. (Banks)	445,580
122,000	The Ogaki Kyoritsu Bank Ltd. (Banks)	399,413
75,700	The Sankei Building Co. Ltd. (Real Estate)	545,084
91,000	The Shibusawa Warehouse Co. Ltd. (Transportation)	352,615
21,100	THK Co. Ltd. (Capital Goods)	463,275
138,000	Tokai Tokyo Financial Holdings, Inc. (Diversified Financials)	533,870
72,000	Tokuyama Corp. (Materials)	403,227
11,100	Toyo Tanso Co. Ltd. (Capital Goods)	592,246

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

87,000	Tsubakimoto Chain Co. (Capital Goods)	$399,162
41,600	Warabeya Nichiyo Co. Ltd. (Food, Beverage & Tobacco)	496,928
18,200	Xebio Co. Ltd. (Retailing)	388,046
13,000	Yamato Kogyo Co. Ltd. (Materials)	413,201
38,000	Yamazaki Baking Co. Ltd. (Food, Beverage & Tobacco)	485,296

		22,994,279

Luxembourg – 3.6%
15,450	Millicom International Cellular SA SDR (Telecommunication Services)	1,342,317
742,830	Regus PLC (Commercial & Professional Services)	1,307,668
29,382	SES SA FDR (Media)	673,401
34,400	Ternium SA ADR (Materials)*	1,270,736

		4,594,122

Netherlands – 2.1%
28,392	Eurocommercial Properties NV CVA (REIT)	1,064,503
8,245	Fugro NV CVA (Energy)	536,694
13,115	Koninklijke Vopak NV (Transportation)	1,075,711

		2,676,908

Papua New Guinea – 0.5%
113,419	Oil Search Ltd. (Energy)	589,224

Singapore – 0.5%
103,000	Singapore Exchange Ltd. (Diversified Financials)	610,658

South Korea – 3.8%
155,850	Daesang Corp. (Food, Beverage & Tobacco)*	1,104,825
69,970	Kangwon Land, Inc. (Consumer Services)	1,085,317
42,980	Modetour Network, Inc. (Consumer Services)	1,203,782
33,140	Neowiz Games Corp. (Software & Services)*	1,191,027
6,590	Samyang Corp. (Food, Beverage & Tobacco)	241,856

		4,826,807

Spain – 1.0%
47,217	Viscofan SA (Food, Beverage & Tobacco)	1,276,692

Sweden – 1.4%
115,682	Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	666,291

146,948	Hufvudstaden AB Class A (Real Estate)	1,121,039

		1,787,330

Switzerland – 4.0%
8,714	Geberit AG (Registered) (Capital Goods)	1,546,488
3,096	Kuoni Reisen Holding AG (Registered) (Consumer Services)	1,097,518
655	Lindt & Spruengli AG (Food, Beverage & Tobacco)	1,450,889
43,621	Nobel Biocare Holding AG (Registered) (Health Care Equipment & Services)	956,092

		5,050,987

Taiwan – 0.5%
1,302,000	Eva Airways Corp. (Transportation)*	675,368

United Kingdom – 21.1%
161,378	Amlin PLC (Insurance)	923,337
76,615	ASOS PLC (Retailing)*	731,477
95,189	Charter International PLC (Capital Goods)	1,168,738
24,929	Chemring Group PLC (Capital Goods)	1,388,908
92,864	Close Brothers Group PLC (Diversified Financials)	1,033,641
175,212	CSR PLC (Semiconductors & Semiconductor Equipment)*	1,145,960
39,348	Derwent London PLC (REIT)	867,111
245,476	Gem Diamonds Ltd. (Materials)*	1,085,489
157,147	Greene King PLC (Consumer Services)	1,090,571
189,832	Halfords Group PLC (Retailing)	1,470,452
225,928	Healthcare Locums PLC (Health Care Equipment & Services)	854,256
49,648	HomeServe PLC (Commercial & Professional Services)	1,512,734
185,971	John Wood Group PLC (Energy)	1,047,524
317,048	Metric Property Investments PLC (REIT)*	502,078
201,629	Micro Focus International PLC (Software & Services)	1,612,059
54,307	Petropavlovsk PLC (Materials)	970,212
57,443	Schroders PLC (Diversified Financials)(b)	1,214,431
427,085	SIG PLC (Capital Goods)*	859,002
39,655	SOCO International PLC (Energy)*	986,369
488,518	Southern Cross Healthcare Ltd. (Health Care Equipment & Services)*	581,389
139,256	Travis Perkins PLC (Capital Goods)*	1,798,548
92,554	Virgin Media, Inc. (Media)	1,628,025

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

81,914	Wellstream Holdings PLC (Energy)	$748,003
502,027	William Hill PLC (Consumer Services)	1,568,632

		26,788,946

TOTAL COMMON STOCKS
(Cost $111,515,839)		$120,381,612

Shares	Rate	Value

Short-term Investment(c) – 5.0%

JPMorgan U.S. Government Money Market Fund – Capital Shares
6,300,240	0.082%	$6,300,240
(Cost $6,300,240)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $117,816,079)		$126,681,852

Securities Lending Reinvestment Vehicle(c)(d) – 6.4%

Boston Global Investment Trust – Enhanced Portfolio
8,096,136	0.078%	$8,096,136
(Cost $8,093,855)

TOTAL INVESTMENTS – 106.1%
(Cost $125,909,934)		$134,777,988

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.1)%		(7,737,216)

NET ASSETS – 100.0%		$127,040,772

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2010.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Dutch Certification
FDR	—	Fiduciary Depositary Receipt
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Dow Jones STOXX Small 200 Index	48	June 2010	$2,100,069	$49,179

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 88.0%

Belgium – 0.5%
13,112	Telenet Group Holding NV (Telecommunication Services)*	$396,616

Bermuda – 0.4%
62,464	Hiscox Ltd. (Insurance)	318,006

Denmark – 1.6%
9,008	Carlsberg A/S Class B (Food, Beverage & Tobacco)	728,026
6,995	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	575,534

		1,303,560

Finland – 2.0%
57,860	Nokia Oyj (Technology Hardware & Equipment)*(a)	707,369
8,034	Outotec Oyj (Capital Goods)	300,248
23,415	Sampo Oyj Class A (Insurance)	575,539

		1,583,156

France – 6.7%
1,740	Air Liquide SA (Materials)	202,988
5,223	Air Liquide SA – Prime De Fidelite (Materials)*	609,315
7,801	Alstom SA (Capital Goods)	457,737
29,259	AXA SA (Insurance)(a)	581,447
10,924	Compagnie Generale de Geophysique-Veritas (Energy)*	328,881
5,396	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	257,767
43,749	Safran SA (Capital Goods)	1,111,567
15,392	Societe Generale (Banks)	821,921
8,286	Sodexo (Consumer Services)	509,089
10,616	Total SA (Energy)	577,588

		5,458,300

Germany – 6.2%
19,300	Bayer AG (Pharmaceuticals, Biotechnology & Life Sciences)(a)	1,232,828
21,440	Daimler AG (Registered) (Automobiles & Components)*	1,103,164
23,259	E.ON AG (Utilities)	857,740
5,627	Hamburger Hafen und Logistik AG (Transportation)(a)	204,755
21,287	Henkel AG & Co. KGaA Preference Shares (Household & Personal Products)	1,141,339
5,120	Siemens AG (Registered) (Capital Goods)	504,967

		5,044,793

Greece – 0.4%
40,040	Hellenic Exchanges SA (Diversified Financials)	329,167

Hong Kong – 2.9%
316,000	BOC Hong Kong (Holdings) Ltd. (Banks)	756,276
83,000	Kerry Properties Ltd. (Real Estate)	382,873
63,000	Sun Hung Kai Properties Ltd. (Real Estate)	873,435
30,000	Swire Pacific Ltd. Class A (Real Estate)	335,252
3,000	Swire Properties Ltd. (Real Estate)*	14,103

		2,361,939

Ireland – 1.2%
31,005	Kerry Group PLC Class A (Food, Beverage & Tobacco)	996,381

Italy – 4.5%
27,018	ACEA SpA (Utilities)	275,090
44,602	Banca Popolare Di Milano Scarl (Banks)	250,846
18,623	Bulgari SpA (Consumer Durables & Apparel)(a)	154,790
65,388	Eni SpA (Energy)	1,461,378
450,157	UniCredit SpA (Banks)*	1,179,728
27,192	Unione di Banche Italiane ScpA (Banks)	336,741

		3,658,573

Japan – 22.4%
12,700	Denso Corp. (Automobiles & Components)	370,627
9,300	East Japan Railway Co. (Transportation)	622,112
24,900	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	853,360
17,800	Hitachi High-Technologies Corp. (Technology Hardware & Equipment)	388,095
25,100	Honda Motor Co. Ltd. (Automobiles & Components)	849,323
15,900	Ibiden Co. Ltd. (Technology Hardware & Equipment)	572,561
12,800	JFE Holdings, Inc. (Materials)	456,472
68,480	JX Holdings, Inc. (Energy)*	382,004
40,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	573,070
73,000	Kubota Corp. (Capital Goods)	641,176
31,000	Kuraray Co. Ltd. (Materials)	405,822
65,000	Kyowa Hakko Kirin Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	682,021
7,800	Mabuchi Motor Co. Ltd. (Technology Hardware & Equipment)	429,919
106,000	Mazda Motor Corp. (Automobiles & Components)	313,025
26,400	Mitsubishi Corp. (Capital Goods)	625,360

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

68,000	Mitsubishi Electric Corp. (Capital Goods)	$606,049
34,000	Mitsubishi Estate Co. Ltd. (Real Estate)	612,934
95,000	Mitsubishi Materials Corp. (Materials)*	284,747
139,700	Mitsubishi UFJ Financial Group, Inc. (Banks)	727,982
31,200	Mitsui & Co. Ltd. (Capital Goods)	468,908
18,600	Mitsui Sumitomo Insurance Group Holdings, Inc. (Insurance)	534,612
1,300	Nintendo Co. Ltd. (Software & Services)	436,706
58,900	Nomura Holdings, Inc. (Diversified Financials)	407,123
514	NTT DoCoMo, Inc. (Telecommunication Services)	799,677
2,410	ORIX Corp. (Diversified Financials)	220,274
37,100	Panasonic Corp. (Consumer Durables & Apparel)	543,696
8,800	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	281,034
3,600	Shimamura Co. Ltd. (Retailing)	362,678
33,000	Sumitomo Metal Mining Co. Ltd. (Materials)	488,219
18,300	Sumitomo Mitsui Financial Group, Inc. (Banks)	605,215
91,000	The Bank of Yokohama Ltd. (Banks)	473,146
15,500	The Kansai Electric Power Co., Inc. (Utilities)	344,884
78,000	Tokuyama Corp. (Materials)	436,830
84,000	Toshiba Corp. (Technology Hardware & Equipment)*	484,222
13,300	Toyota Motor Corp. (Automobiles & Components)	513,885
5,940	Yamada Denki Co. Ltd. (Retailing)	464,471

		18,262,239

Luxembourg – 1.0%
270,935	Regus PLC (Commercial & Professional Services)	476,950
14,508	SES SA FDR (Media)	332,507

		809,457

Netherlands – 1.0%
54,223	Koninklijke KPN NV (Telecommunication Services)(a)	813,507

Singapore – 0.8%
35,000	DBS Group Holdings Ltd. (Banks)	385,385
53,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	266,115

		651,500

Spain – 2.5%
93,639	Banco Santander SA (Banks)	1,190,653
5,924	Red Electrica Corp. SA (Utilities)	280,676
24,700	Telefonica SA (Telecommunication Services)	559,090

		2,030,419

Sweden – 1.3%
51,739	Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	298,000
24,829	Scania AB Class B (Capital Goods)	433,278
31,359	Swedbank AB Class A (Banks)*	337,642

		1,068,920

Switzerland – 9.8%
10,341	Aryzta AG (Food, Beverage & Tobacco)	395,126
18,766	Compagnie Financiere Richemont SA Class A (Consumer Durables & Apparel)	692,164
7,196	Kuehne + Nagel International AG (Registered) (Transportation)	753,058
166	Lindt & Spruengli AG (Food, Beverage & Tobacco)	367,706
20,268	Nobel Biocare Holding AG (Registered) (Health Care Equipment & Services)	444,237
33,858	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,726,242
12,906	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	2,037,718
66,583	UBS AG (Registered) (Diversified Financials)*	1,031,516
34,565	Xstrata PLC (Materials)	566,999

		8,014,766

United Kingdom – 22.8%
22,005	Admiral Group PLC (Insurance)	441,328
53,704	Amlin PLC (Insurance)	307,272
23,265	Anglo American PLC (Materials)*	988,197
53,001	ASOS PLC (Retailing)*	506,024
157,200	Barclays PLC (Banks)	807,506
66,346	BG Group PLC (Energy)	1,121,421
152,300	BP PLC (Energy)	1,328,344
29,488	Cookson Group PLC (Capital Goods)*	252,713
40,621	GlaxoSmithKline PLC (Pharmaceuticals, Biotechnology & Life Sciences)	753,965
215,614	HSBC Holdings PLC (Banks)	2,195,469
915,252	Inchcape PLC (Retailing)*	479,233
64,277	John Wood Group PLC (Energy)	362,055
54,958	Prudential PLC (Insurance)	482,497
150,303	Reed Elsevier PLC (Media)	1,176,708
19,172	Rio Tinto PLC (Materials)	991,200

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

15,990	Schroders PLC (Diversified Financials)	$338,053
197,382	SIG PLC (Capital Goods)*	396,997
42,778	Smiths Group PLC (Capital Goods)	735,521
16,269	SOCO International PLC (Energy)*	404,671
53,898	SSL International PLC (Health Care Equipment & Services)	706,168
142,117	Tesco PLC (Food & Staples Retailing)	942,620
34,151	Tullow Oil PLC (Energy)	594,788
911,843	Vodafone Group PLC (Telecommunication Services)	2,020,508
28,993	Wellstream Holdings PLC (Energy)	264,751

		18,598,009

TOTAL COMMON STOCKS
(Cost $66,518,318)		$71,699,308

Exchange Traded Fund – 5.5%

Australia – 5.5%
191,788	iShares MSCI Australia Index Fund	$4,501,265
(Cost $2,244,137)

Shares	Rate	Value

Short-term Investment(b) – 6.3%

JPMorgan U.S. Government Money Market Fund – Capital Shares
5,096,381	0.082%	$5,096,381
(Cost $5,096,381)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $73,858,836)		$81,296,954

Securities Lending Reinvestment Vehicle(b)(c) – 4.2%

Boston Global Investment Trust – Enhanced Portfolio
3,395,500	0.078%	$3,395,500
(Cost $3,391,314)

TOTAL INVESTMENTS – 104.0%
(Cost $77,250,150)		$84,692,454

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.0)%		(3,238,776)

NET ASSETS – 100.0%		$81,453,678

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2010.

(c)	Represents an affiliated issuer.

Investment Abbreviation:
FDR	—	Fiduciary Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	58	June 2010	$2,122,118	$(96,502)
SPI 200 Index	22	June 2010	2,452,461	(28,589)

TOTAL				$(125,091)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities
April 30, 2010 (Unaudited)

	Concentrated		Strategic
	International	International	International
	Equity Fund	Small Cap Fund	Equity Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $212,264,260, $117,816,079 and $73,858,836, respectively)(a)	$220,333,596	$126,681,852	$81,296,954
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $12,690,292, $8,093,855 and $3,391,314, respectively)	12,691,693	8,096,136	3,395,500
Cash(b)	—	—	406,000
Foreign currencies, at value (identified cost $38,788, $209,892 and $24,803, respectively)	40,330	209,434	29,645
Receivables:
Investment securities sold, at value	4,454,132	916,430	1,248,276
Dividends, at value	725,651	217,032	255,302
Fund shares sold	489,911	148,734	66,253
Foreign tax reclaims, at value	199,509	72,357	105,889
Securities lending income	22,706	10,388	11,186
Reimbursement from investment adviser	621	31,296	22,470
Due from broker — variation margin, at value	—	29,568	—
Other assets	1,821	915	722

Total assets	238,959,970	136,414,142	86,838,197

Liabilities:

Payables:
Payable upon return of securities loaned	12,461,198	8,122,826	3,392,314
Investment securities purchased, at value	5,224,273	993,883	1,577,865
Fund shares redeemed	958,820	29,233	243,080
Amounts owed to affiliates	277,347	129,370	98,325
Due to broker — variation margin, at value	47	—	2,306
Accrued expenses	121,495	98,058	70,629

Total liabilities	19,043,180	9,373,370	5,384,519

Net Assets:

Paid-in capital	754,886,947	213,426,088	137,576,131
Accumulated undistributed (distributions in excess of) net investment income	598,759	(1,476,850)	66,587
Accumulated net realized loss from investment, futures and foreign currency related transactions	(543,248,342)	(93,819,044)	(63,510,441)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	7,679,426	8,910,578	7,321,401

NET ASSETS	$219,916,790	$127,040,772	$81,453,678

Net Assets:
Class A	$164,012,191	$22,595,280	$58,733,446
Class B	2,496,668	938,207	7,634,092
Class C	18,909,248	2,056,358	9,295,023
Institutional	34,127,267	100,996,815	5,749,939
Service	371,416	454,112	—
Class IR	—	—	6,725
Class R	—	—	34,453

Total Net Assets	$219,916,790	$127,040,772	$81,453,678

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	10,605,824	1,699,252	5,393,044
Class B	164,197	71,895	778,944
Class C	1,296,881	159,708	936,009
Institutional	2,163,266	7,387,048	505,647
Service	23,842	34,342	—
Class IR	—	—	618
Class R	—	—	3,178

Net asset value, offering and redemption price per share:(c)
Class A	$15.46	$13.30	$10.89
Class B	15.21	13.05	9.80
Class C	14.58	12.88	9.93
Institutional	15.78	13.67	11.37
Service	15.58	13.22	—
Class IR	—	—	10.88
Class R	—	—	10.84

(a)	Includes loaned securities having a market value of $11,796,169, $7,665,630 and $3,215,213 for the Concentrated International Equity, International Small Cap and Strategic International Equity Funds, respectively.

(b)	Represents restricted cash on deposit with counterparty relating to initial margin requirements and collateral on futures transactions for the Strategic International Equity Fund.

(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Concentrated International Equity, International Small Cap and Strategic International Equity Funds is $16.36, $14.07 and $11.52, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

	Concentrated		Strategic
	International	International	International
	Equity Fund	Small Cap Fund	Equity Fund

Investment income:

Dividends (net of foreign taxes withheld of $136,199, $98,743 and $56,229, respectively)	$2,282,798	$1,089,418	$863,642
Securities lending income — affiliated issuer	32,075	29,722	15,422
Interest	31,447	14,531	1,317

Total investment income	2,346,320	1,133,671	880,381

Expenses:

Management fees	1,125,354	605,266	351,897
Distribution and Service fees(a)	320,223	42,978	163,195
Transfer Agent fees(a)	188,541	41,273	73,885
Printing and mailing costs	55,381	32,627	39,718
Custody and accounting fees	45,449	53,219	45,821
Professional fees	43,383	41,544	41,469
Registration fees	31,675	28,728	34,489
Trustee fees	5,962	5,866	5,848
Service Share fees — Service Plan	534	558	—
Service Share fees — Shareholder Administration Plan	534	558	—
Other	296	3,159	379

Total expenses	1,817,332	855,776	756,701

Less — expense reductions	(65,433)	(130,934)	(99,820)

Net expenses	1,751,899	724,842	656,881

NET INVESTMENT INCOME	594,421	408,829	223,500

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	15,466,577	7,028,212	3,676,449
Securities lending reinvestment vehicle transactions — affiliated issuer	10,384	442	12,191
Futures transactions	1,027,486	(43,915)	201,590
Foreign currency related transactions	(270,699)	(17,014)	(48,522)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(8,915,411)	5,012,742	(651,780)
Securities lending reinvestment vehicle — affiliated issuer	1,401	2,281	(850)
Futures	(325,516)	78,336	(123,082)
Translation of asset and liabilities denominated in foreign currencies	(44,575)	2,155	(7,915)

Net realized and unrealized gain from investment, futures and foreign currency related transactions	6,949,647	12,063,239	3,058,081

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,544,068	$12,472,068	$3,281,581

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Concentrated International Equity	$209,769	$13,616	$96,838	$—	$160,767	$2,592	$18,441	$6,655	$86	$—	$—
International Small Cap	28,131	4,945	9,902	—	21,573	941	1,886	16,783	90	—	—
Strategic International Equity	72,951	42,250	47,908	86	55,443	8,027	9,103	1,273	—	6	33

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Concentrated International Equity Fund
	For the
	Six Months Ended		For the
	April 30, 2010		Fiscal Year Ended
	(Unaudited)		October 31, 2009

From operations:

Net investment income	$594,421		$3,293,511
Net realized gain (loss) from investment, futures and foreign currency related transactions	16,233,748		(102,000,403)
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(9,284,101)		133,137,366

Net increase in net assets resulting from operations	7,544,068		34,430,474

Distributions to shareholders:

From net investment income
Class A Shares	(3,220,118)		(9,797,017)
Class B Shares	(32,097)		(134,774)
Class C Shares	(294,539)		(687,439)
Institutional Shares	(738,538)		(2,347,731)
Service Shares	(8,915)		(29,316)
Class IR Shares	—		—
Class R Shares	—		—

Total distributions to shareholders	(4,294,207)		(12,996,277)

From capital transactions:

Proceeds from sales of shares	22,175,398		32,208,999
Reinvestment of distributions	3,840,976		11,754,026
Cost of shares redeemed	(26,308,408	)(b)	(97,648,131	)(c)

Net increase (decrease) in net assets resulting from share transactions	(292,034)		(53,685,106)

Increase from regulatory settlements	—		2,677,920

Net increase (decrease) in net assets resulting from capital transactions	(292,034)		(51,007,186)

TOTAL INCREASE (DECREASE)	2,957,827		(29,572,989)

Net assets:

Beginning of period	216,958,963		246,531,952

End of period	$219,916,790		$216,958,963

Accumulated undistributed (distributions in excess of) net investment income	$598,759		$4,298,545

(a)	Service Shares of the Strategic International Equity Fund were liquidated as of March 13, 2009.
(b)	Net of $769, $1,022 and $451 of redemption fees remitted to the Concentrated International Equity, International Small Cap and Strategic International Equity Funds, respectively.
(c)	Net of $3,668, $1,389 and $7,760 of redemption fees remitted to the Concentrated International Equity, International Small Cap and Strategic International Equity Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

International Small Cap Fund				Strategic International Equity Fund
For the				For the
Six Months Ended		For the		Six Months Ended		For the
April 30, 2010		Fiscal Year Ended		April 30, 2010		Fiscal Year Ended
(Unaudited)		October 31, 2009		(Unaudited)		October 31, 2009

$408,829		$803,132		$223,500		$908,809
6,967,725		(18,871,190)		3,841,708		(26,759,130)

5,095,514		40,949,314		(783,627)		38,927,266

12,472,068		22,881,256		3,281,581		13,076,945

(791,098)		(1,170,806)		(703,627)		(1,613,398)
(29,808)		(35,554)		(44,977)		(360,687)
(53,969)		(88,580)		(55,717)		(323,444)
(2,676,286)		(1,960,365)		(93,133)		(293,328)
(14,397)		(17,655)		—		(226	)(a)
—		—		(92)		(247)
—		—		(434)		(208)

(3,565,558)		(3,272,960)		(897,980)		(2,591,538)

31,285,939		43,921,088		10,182,996		26,656,794
3,397,774		3,037,684		824,562		2,306,758
(11,053,739	)(b)	(25,816,154	)(c)	(12,315,773	)(b)	(24,165,755	)(c)

23,629,974		21,142,618		(1,308,215)		4,797,797

—		3,831		—		111,218

23,629,974		21,146,449		(1,308,215)		4,909,015

32,536,484		40,754,745		1,075,386		15,394,422

94,504,288		53,749,543		80,378,292		64,983,870

$127,040,772		$94,504,288		$81,453,678		$80,378,292

$(1,476,850)		$1,679,879		$66,587		$741,067

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements
April 30, 2010 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-Diversified

Concentrated International Equity and International Small Cap	A, B, C, Institutional and Service	Diversified

Strategic International Equity	A, B, C, Institutional, IR and R	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Effective November 2, 2009, Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares and may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAMI by taking into consideration market or security specific information as discussed below.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Redemption Fees — All classes of the Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of a Fund on a pro-rata basis at the time of payment.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
	Declared/Paid	Declared/Paid

All Funds	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

F. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

G. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2010, contractual management fees with GSAMI were at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Concentrated International Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%

International Small Cap	1.10	1.10	0.99	0.94	0.92	1.10

Strategic International Equity	0.85	0.77	0.73	0.72	0.71	0.85

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs also serves as distributor of the shares of the Funds pursuant to a Distribution Agreement and may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the six months ended April 30, 2010, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Concentrated International Equity	$4,100	$—	$800

International Small Cap	2,000	—	—

Strategic International Equity	4,700	—	—

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

E. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

F. Other Agreements — GSAMI has voluntarily agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expenses reimbursement, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for the Concentrated International Equity, International Small Cap and Strategic International Equity Funds as an annual percentage rate of average daily net assets are 0.104%, 0.064% and 0.164%, respectively. Additionally, the Funds have entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction of the Funds’ expenses.
For the six months ended April 30, 2010, the Other Expenses Reimbursement, was as follows (in thousands):

Other Expenses
Fund	Reimbursement

Concentrated International Equity	$65

International Small Cap	131

Strategic International Equity	100

As of April 30, 2010, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Concentrated International Equity	$189	$56	$32	$277

International Small Cap	114	8	7	129

Strategic International Equity	59	27	12	98

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G. Line of Credit Facility — As of April 30, 2010, the Funds participated in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2010, the Funds did not have any borrowings under the facility. Effective May 11, 2010, the facility decreased to $580,000,000.

H. Other Transactions with Affiliates — For the six months ended April 30, 2010, Goldman Sachs earned approximately $9,900, $1,500 and $2,500, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Concentrated International Equity, International Small Cap and Strategic International Equity Funds, respectively.
As of April 30, 2010, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of approximately 65% of the outstanding shares of the International Small Cap Fund.
As of April 30, 2010, the Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of approximately 100% and 19% of the Class IR and Class R shares, respectively, of the Strategic International Equity Fund.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments categorized in the fair value hierarchy, as of April 30, 2010:

Concentrated International Equity	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$12,271,806	$191,216,038	(a)	$—
Short-term Investment	16,845,752	—		—
Securities Lending Reinvestment Vehicle	—	12,691,693		—

Total	$29,117,558	$203,907,731		$—

Liabilities
Derivatives	$(362,016)	$—		$—

International Small Cap	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$15,916,564	$104,465,048	(a)	$—
Short-term Investment	6,300,240	—		—
Securities Lending Reinvestment Vehicle	—	8,096,136		—
Derivatives	49,179	—		—

Total	$22,265,983	$112,561,184		$—

Strategic International Equity	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$4,501,265	$71,699,308	(a)	$—
Short-term Investment	5,096,381	—		—
Securities Lending Reinvestment Vehicle	—	3,395,500		—

Total	$9,597,646	$75,094,808		$—

Liabilities
Derivatives	$(125,091)	$—		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

5. INVESTMENTS IN DERIVATIVES (continued)

involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
The following table sets forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of April 30, 2010. The values in the table below exclude the effects of cash collateral received or posted pursuant to derivative contracts, and therefore are not representative of the Funds’ net exposure.

		Statements of Assets			Statements of Assets
		and Liabilities		Derivative	and Liabilities	Derivative
Fund	Risk	Location		Assets	Location	Liabilities

Concentrated International Equity	Equity	—		$—	Unrealized loss on futures(a)	$(362,016)

International Small Cap	Equity	Unrealized gain on futures(a	)	49,179	—	—

Strategic International Equity	Equity	—		—	Unrealized loss on futures(a)	(125,091)

(a)	Includes cumulative appreciation (depreciation) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following table sets forth by certain risk types the Funds’ gains (losses) related to derivative activities and their indicative volumes for the six months ended April 30, 2010. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains (losses) on derivative contracts may offset (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

			Net	Net Change in	Average
			Realized	Unrealized	Number of
Fund	Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Concentrated International Equity	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$1,027,486	$(325,516)	126

International Small Cap	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	(43,915)	78,336	43

Strategic International Equity	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	201,590	(123,082)	53

(a)	Average number of contracts is based on the average of quarter end balances for the six months ended April 30, 2010.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2010, were as follows:

Fund	Purchases	Sales

Concentrated International Equity	$132,158,065	$142,712,987

International Small Cap	79,427,694	63,005,953

Strategic International Equity	45,049,749	48,592,487

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds’ investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions. Effective May 26, 2010, the Funds are currently not participating in the securities lending program.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

7. SECURITIES LENDING (continued)

Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended April 30, 2010, are reported under Investment Income on the Statements of Operations. The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the six months ended April 30, 2010:

	Earnings of GSAL	Amounts Received
	Relating to	by the Funds	Amounts Payable to
	Securities	from Lending to	Goldman Sachs
	Loaned for the	Goldman Sachs for	Upon Return of
	Six Months Ended	the Six Months Ended	Securities Loaned
Fund	April 30, 2010	April 30, 2010	as of April 30, 2010

Concentrated International Equity	$3,850	$6,642	$2,775,199

International Small Cap	3,331	7,570	540,000

Strategic International Equity	1,778	2,552	597,614

The following table provides information about the Funds’ investment in the Enhanced Portfolio for the six months ended April 30, 2010 (in thousands):

	Number of
	Shares Held			Number of	Value at
	Beginning of	Shares	Shares	Shares Held	End of
Fund	Period	Bought	Sold	End of Period	Period

Concentrated International Equity	10,439	56,122	(53,869)	12,692	$12,692

International Small Cap	1,142	21,262	(14,308)	8,096	8,096

Strategic International Equity	5,428	23,976	(26,008)	3,396	3,396

8. TAX INFORMATION

As of the most recent fiscal year end, October 31, 2009, the Funds’ capital loss carryforwards on a tax-basis were as follows:

	Concentrated		Strategic
	International	International	International
	Equity	Small Cap	Equity

Capital loss carryforward[1]
Expiring 2010	$(265,232,801)	$(51,047,001)	$—
Expiring 2011	(69,572,929)	—	—
Expiring 2016	(112,531,656)	(29,417,166)	(36,073,466)
Expiring 2017	(106,107,378)	(19,170,549)	(28,233,571)

Total capital loss carryforward	$(553,444,764)	$(99,634,716)	$(64,307,037)

[1]	Expiration occurs on October 31 of the year indicated.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

8. TAX INFORMATION (continued)

As of April 30, 2010, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Concentrated	International	Strategic
	International	Small	International
	Equity	Cap	Equity

Tax cost	$230,987,727	$128,947,274	$80,340,192

Gross unrealized gain	12,026,993	10,021,863	6,306,441
Gross unrealized loss	(9,989,431)	(4,191,149)	(1,954,179)

Net unrealized security gain	2,037,562	5,830,714	4,352,262

Net unrealized gain (loss) on other investments	(391,311)	42,524	(120,903)

Net unrealized gain	$1,646,251	$5,873,238	$4,231,359

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of partnership investments and Passive Foreign Investment Company investments and securities on loan as of the most recent fiscal year end.

9. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these funds, accounts or individuals of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Issuer Concentration Risk — The Concentrated International Equity Fund intends to invest in a relatively small number of issuers. As a result, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

9. OTHER RISKS (continued)

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Legal Proceedings — On April 16, 2010, the SEC brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman Sachs and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. Goldman Sachs and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters.
Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”) nor any GSAM-managed funds have been named in the complaint. Moreover, the SEC complaint does not seek any penalties against them or against any employee who is or has been part of GSAM.
In the view of Goldman Sachs and GSAM, neither the matters alleged in this or any such similar proceedings nor their eventual resolution are likely to have a material affect on the ability of Goldman Sachs, GSAM or their affiliates to provide services to GSAM-managed funds. Due to a provision in the law governing the operation of mutual funds, the resolution of the SEC action could, under certain circumstances, result in a situation in which Goldman Sachs, GSAM and their affiliates would be ineligible to serve as an investment adviser or principal underwriter for U.S.-registered mutual funds absent an exemption from the SEC. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.

Regulatory Settlements — The Concentrated International Equity, International Small Cap and Strategic International Equity Funds received payments of $2,677,920, $3,831 and $111,218, respectively, relating to certain regulatory settlements that the Funds had participated in. These payments had been included as an increase to Capital Transactions on the Statements of Changes in Net Assets during the fiscal year ended October 31, 2009.

12. SUBSEQUENT EVENT

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Concentrated International Equity Fund
	For the Six Months Ended
	April 30, 2010		For the Fiscal Year Ended
	(Unaudited)		October 31, 2009
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	788,117	$12,505,901	1,351,816	$17,153,320
Reinvestment of distributions	186,336	2,895,667	737,789	8,897,733
Shares converted from Class B(a)	6,141	95,795	21,484	268,828
Shares redeemed	(1,220,199)	(19,164,748)	(5,491,220)	(68,726,177)

	(239,605)	(3,667,385)	(3,380,131)	(42,406,296)

Class B Shares
Shares sold	2,353	38,484	13,360	157,668
Reinvestment of distributions	2,028	31,083	10,562	125,579
Shares converted to Class A(a)	(6,236)	(95,795)	(21,858)	(268,828)
Shares redeemed	(28,083)	(431,997)	(97,757)	(1,196,084)

	(29,938)	(458,225)	(95,693)	(1,181,665)

Class C Shares
Shares sold	175,941	2,625,380	502,879	6,201,335
Reinvestment of distributions	18,782	276,090	54,651	625,757
Shares redeemed	(187,795)	(2,787,983)	(401,294)	(4,762,074)

	6,928	113,487	156,236	2,065,018

Institutional Shares
Shares sold	428,110	6,971,050	663,039	8,559,230
Reinvestment of distributions	40,247	637,108	170,389	2,092,373
Shares redeemed	(235,473)	(3,753,722)	(1,927,111)	(22,752,181)

	232,884	3,854,436	(1,093,683)	(12,100,578)

Service Shares
Shares sold	2,141	34,583	11,069	137,446
Reinvestment of distributions	65	1,028	1,035	12,584
Shares redeemed	(10,566)	(169,958)	(18,890)	(211,615)

	(8,360)	(134,347)	(6,786)	(61,585)

NET DECREASE	(38,091)	$(292,034)	(4,420,057)	$(53,685,106)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Small Cap Fund
	For the Six Months Ended
	April 30, 2010		For the Fiscal Year Ended
	(Unaudited)		October 31, 2009
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	141,563	$1,841,294	513,567	$5,267,594
Reinvestment of distributions	58,797	728,490	124,435	1,088,809
Shares converted from Class B(a)	1,421	18,099	6,023	57,449
Shares redeemed	(373,077)	(4,768,279)	(1,057,824)	(9,912,015)

	(171,296)	(2,180,396)	(413,799)	(3,498,163)

Class B Shares
Shares sold	11,394	148,628	15,555	162,891
Reinvestment of distributions	2,315	28,197	3,722	32,050
Shares converted to Class A(a)	(1,446)	(18,099)	(6,131)	(57,449)
Shares redeemed	(24,905)	(312,045)	(36,756)	(340,259)

	(12,642)	(153,319)	(23,610)	(202,767)

Class C Shares
Shares sold	14,046	176,668	15,445	163,803
Reinvestment of distributions	3,450	41,511	8,772	74,562
Shares redeemed	(20,164)	(250,269)	(109,132)	(945,896)

	(2,668)	(32,090)	(84,915)	(707,531)

Institutional Shares
Shares sold	2,217,490	29,074,628	3,682,797	38,252,286
Reinvestment of distributions	203,346	2,586,567	203,979	1,827,650
Shares redeemed	(436,291)	(5,666,592)	(1,393,920)	(14,553,667)

	1,984,545	25,994,603	2,492,856	25,526,269

Service Shares
Shares sold	3,548	44,721	7,607	74,514
Reinvestment of distributions	1,056	13,009	1,680	14,613
Shares redeemed	(4,223)	(56,554)	(6,487)	(64,317)

	381	1,176	2,800	24,810

NET INCREASE	1,798,320	$23,629,974	1,973,332	$21,142,618

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic International Equity Fund
	For the Six Months Ended
	April 30, 2010		For the Fiscal Year Ended
	(Unaudited)		October 31, 2009
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	812,259	$9,026,273	2,576,651	$23,601,160
Reinvestment of distributions	59,346	642,718	170,907	1,421,942
Shares converted from Class B(a)	41,721	454,850	114,036	982,696
Shares redeemed	(778,360)	(8,325,994)	(1,841,347)	(15,754,629)

	134,966	1,797,847	1,020,247	10,251,169

Class B Shares
Shares sold	23,347	229,910	113,452	894,865
Reinvestment of distributions	4,403	43,059	45,318	340,328
Shares converted to Class A(a)	(46,263)	(454,850)	(126,651)	(982,696)
Shares redeemed	(149,449)	(1,477,500)	(409,911)	(3,322,004)

	(167,962)	(1,659,381)	(377,792)	(3,069,507)

Class C Shares
Shares sold	52,124	522,161	118,805	974,710
Reinvestment of distributions	4,910	48,660	35,937	273,480
Shares redeemed	(113,483)	(1,134,703)	(457,060)	(3,637,138)

	(56,449)	(563,882)	(302,318)	(2,388,948)

Institutional Shares
Shares sold	35,522	404,457	128,901	1,156,319
Reinvestment of distributions	7,936	89,601	31,216	270,328
Shares redeemed	(119,482)	(1,377,497)	(162,036)	(1,444,176)

	(76,024)	(883,439)	(1,919)	(17,529)

Service Shares(b)
Shares sold	—	—	—	5
Reinvestment of distributions	—	—	26	226
Shares redeemed	—	—	(628)	(4,659)

	—	—	(602)	(4,428)

Class IR Shares
Shares sold	1	10	4	33
Reinvestment of distributions	8	91	30	246
Shares redeemed	—	—	(4)	(33)

	9	101	30	246

Class R Shares
Shares sold	17	185	2,812	29,702
Reinvestment of distributions	40	433	25	208
Shares redeemed	(7)	(79)	(288)	(3,116)

	50	539	2,549	26,794

NET INCREASE (DECREASE)	(165,410)	$(1,308,215)	340,195	$4,797,797

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Service Shares of the Strategic International Equity Fund were liquidated as of March 13, 2009.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2010 - A	$15.22	$0.04		$0.50	$0.54	$(0.30)
2010 - B	14.90	(0.02)		0.50	0.48	(0.17)
2010 - C	14.35	(0.02)		0.48	0.46	(0.23)
2010 - Institutional	15.55	0.08		0.50	0.58	(0.35)
2010 - Service	15.32	0.03		0.51	0.54	(0.28)

FOR THE FISCAL YEAR ENDED OCTOBER 31,

2009 - A	13.18	0.21		2.41	2.62	(0.75)
2009 - B	12.72	0.12		2.36	2.48	(0.47)
2009 - C	12.40	0.10		2.29	2.39	(0.61)
2009 - Institutional	13.50	0.26		2.48	2.74	(0.86)
2009 - Service	13.28	0.19		2.43	2.62	(0.75)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	19.40	—	(e)	(6.22)	(6.22)	—
2008 - B	18.75	(0.02)		(6.01)	(6.03)	—
2008 - C	18.28	(0.02)		(5.86)	(5.88)	—
2008 - Institutional	19.87	0.01		(6.38)	(6.37)	—
2008 - Service	19.55	—	(e)	(6.27)	(6.27)	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	24.04	0.44	(f)	(4.89)	(4.45)	(0.28)
2008 - B	23.19	0.21	(f)	(4.71)	(4.50)	(0.03)
2008 - C	22.68	0.26	(f)	(4.63)	(4.37)	(0.12)
2008 - Institutional	24.61	0.58	(f)	(5.03)	(4.45)	(0.38)
2008 - Service	24.17	0.41	(f)	(4.93)	(4.52)	(0.19)

2007 - A	21.05	0.24		2.91	3.15	(0.16)
2007 - B	20.32	0.05		2.82	2.87	—
2007 - C	19.90	0.10		2.71	2.81	(0.03)
2007 - Institutional	21.53	0.34		2.97	3.31	(0.23)
2007 - Service	21.19	0.20		2.95	3.15	(0.17)

2006 - A	17.78	0.23		3.19	3.42	(0.15)
2006 - B	17.16	0.05		3.11	3.16	—
2006 - C	16.84	0.07		3.03	3.10	(0.04)
2006 - Institutional	18.19	0.31		3.25	3.56	(0.22)
2006 - Service	17.91	0.27		3.13	3.40	(0.12)

2005 - A	14.73	0.09		3.30	3.39	(0.34)
2005 - B	14.26	(0.04)		3.20	3.16	(0.26)
2005 - C	14.03	(0.03)		3.13	3.10	(0.29)
2005 - Institutional	15.05	0.14		3.41	3.55	(0.41)
2005 - Service	14.82	0.06		3.34	3.40	(0.31)

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

(d)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the period and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional	Service

For the Fiscal Year Ended October 31, 2009	21.64%	20.44%	20.79%	21.99%	21.50%
For the Fiscal Year Ended August 31, 2008	(18.88)	(19.52)	(19.48)	(18.54)	(18.97)

(e)	Amount is less than $0.005 per share.

(f)	Includes income recognized from a corporate action which amounted to $0.23 per share and 0.98% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

									Ratio of
Increase				Net assets,	Ratio of		Ratio of		net investment
from	Net asset			end of	net expenses		total expenses		income (loss)		Portfolio
regulatory	value, end	Total		period	to average		to average		to average		turnover
settlements	of period	return(b)		(in 000s)	net assets		net assets		net assets		rate

$—	$15.46	3.45%		$164,012	1.54	%(c)	1.60	%(c)	0.54	%(c)	64%
—	15.21	3.14		2,497	2.29	(c)	2.35	(c)	(0.24	)(c)	64
—	14.58	3.16		18,909	2.29	(c)	2.35	(c)	(0.20	)(c)	64
—	15.78	3.75		34,127	1.14	(c)	1.20	(c)	0.95	(c)	64
—	15.58	3.47		371	1.64	(c)	1.70	(c)	0.43	(c)	64

0.17	15.22	22.88	(d)	165,054	1.54		1.65		1.65		129
0.17	14.90	21.81	(d)	2,893	2.29		2.40		0.93		129
0.17	14.35	21.84	(d)	18,510	2.29		2.40		0.80		129
0.17	15.55	23.28	(d)	30,009	1.14		1.25		1.95		129
0.17	15.32	22.69	(d)	493	1.64		1.75		1.51		129

—	13.18	(32.11)		187,435	1.54	(c)	1.72	(c)	0.02	(c)	21
—	12.72	(32.16)		3,686	2.29	(c)	2.47	(c)	(0.74	)(c)	21
—	12.40	(32.17)		14,057	2.29	(c)	2.47	(c)	(0.74	)(c)	21
—	13.50	(32.06)		40,837	1.14	(c)	1.32	(c)	0.54	(c)	21
—	13.28	(32.12)		518	1.64	(c)	1.82	(c)	(0.09	)(c)	21

0.09	19.40	(18.37	)(d)	297,558	1.54		1.55		(1.92	)(f)	178
0.09	18.75	(19.01	)(d)	6,424	2.29		2.30		0.96	(f)	178
0.09	18.28	(18.97	)(d)	21,480	2.29		2.30		1.18	(f)	178
0.09	19.87	(18.03	)(d)	107,197	1.14		1.15		2.46	(f)	178
0.09	19.55	(18.46	)(d)	755	1.64		1.65		1.79	(f)	178

—	24.04	15.03		400,976	1.55		1.55		1.02		97
—	23.19	14.12		12,534	2.30		2.30		0.22		97
—	22.68	14.12		29,244	2.30		2.30		0.43		97
—	24.61	15.45		124,229	1.15		1.15		1.40		97
—	24.17	14.90		1,386	1.65		1.65		0.84		97

—	21.05	19.26		390,054	1.54		1.58		1.15		59
—	20.32	18.41		14,576	2.29		2.33		0.24		59
—	19.90	18.44		22,982	2.29		2.33		0.40		59
—	21.53	19.72		99,325	1.14		1.18		1.54		59
—	21.19	19.10		1,301	1.64		1.68		1.37		59

—	17.78	23.26		308,447	1.54		1.60		0.53		49
—	17.16	22.36		16,554	2.29		2.35		(0.27)		49
—	16.84	22.31		17,770	2.29		2.35		(0.21)		49
—	18.19	23.84		62,486	1.14		1.20		0.83		49
—	17.91	23.17		426	1.64		1.70		0.39		49

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions to
	Net asset				shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2010 - A	$12.27	$0.02	$1.44	$1.46	$(0.43)
2010 - B	12.01	(0.03)	1.42	1.39	(0.35)
2010 - C	11.85	(0.02)	1.39	1.37	(0.34)
2010 - Institutional	12.62	0.06	1.46	1.52	(0.47)
2010 - Service	12.20	0.02	1.42	1.44	(0.42)

FOR THE FISCAL YEAR ENDED OCTOBER 31,

2009 - A	9.48	0.10	3.25	3.35	(0.56)
2009 - B	9.12	0.02	3.20	3.22	(0.33)
2009 - C	9.06	0.01	3.17	3.18	(0.39)
2009 - Institutional	9.82	0.15	3.35	3.50	(0.70)
2009 - Service	9.42	0.09	3.24	3.33	(0.55)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	15.26	0.02	(5.80)	(5.78)	—
2008 - B	14.70	— (d)	(5.58)	(5.58)	—
2008 - C	14.60	— (d)	(5.54)	(5.54)	—
2008 - Institutional	15.81	0.03	(6.02)	(5.99)	—
2008 - Service	15.18	0.02	(5.78)	(5.76)	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	21.18	0.16 (e)	(5.57)	(5.41)	(0.51)
2008 - B	20.41	0.03 (e)	(5.39)	(5.36)	(0.35)
2008 - C	20.27	0.03 (e)	(5.35)	(5.32)	(0.35)
2008 - Institutional	21.94	0.28 (e)	(5.78)	(5.50)	(0.63)
2008 - Service	21.10	0.16 (e)	(5.54)	(5.38)	(0.54)

2007 - A	18.16	— (d)	3.21	3.21	(0.19)
2007 - B	17.47	(0.15)	3.09	2.94	—
2007 - C	17.40	(0.15)	3.08	2.93	(0.06)
2007 - Institutional	18.79	0.08	3.33	3.41	(0.26)
2007 - Service	18.13	(0.01)	3.18	3.17	(0.20)

2006 - A	15.83	0.02	2.41	2.43	(0.10)
2006 - B	15.25	(0.13)	2.35	2.22	—
2006 - C	15.19	(0.11)	2.32	2.21	—
2006 - Institutional	16.35	0.09	2.48	2.57	(0.13)
2006 - Service	15.80	0.02	2.39	2.41	(0.08)

2005 - A	12.00	0.03	3.88	3.91	(0.08)
2005 - B	11.65	(0.09)	3.76	3.67	(0.07)
2005 - C	11.64	(0.09)	3.75	3.66	(0.11)
2005 - Institutional	12.43	0.08	4.02	4.10	(0.18)
2005 - Service	12.06	0.01	3.89	3.90	(0.16)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.
(e)	Includes income recognized from a corporate action which amounted to $0.08 per share and 0.41% of average net assets.
(f)	Total return reflects the impact of payments for regulatory settlements, amounting to $0.01 per share, received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been (26.18)%, (26.77)%, (26.73)%, (25.89)% and (26.24)%, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

								Ratio of
			Net assets,	Ratio of		Ratio of		net investment
Net asset			end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total		period	to average		to average		to average		turnover
of period	return(b)		(in 000s)	net assets		net assets		net assets		rate

$13.30	12.15%		$22,595	1.60	%(c)	1.84	%(c)	0.38	%(c)	59%
13.05	11.79		938	2.35	(c)	2.59	(c)	(0.40	)(c)	59
12.88	11.76		2,056	2.35	(c)	2.59	(c)	(0.35	)(c)	59
13.67	12.35		100,997	1.20	(c)	1.44	(c)	0.87	(c)	59
13.22	11.98		454	1.70	(c)	1.94	(c)	0.32	(c)	59

12.27	37.78		22,952	1.60		2.08		0.93		161
12.01	36.79		1,015	2.35		2.83		0.18		161
11.85	36.79		1,924	2.35		2.83		0.12		161
12.62	38.50		68,199	1.20		1.68		1.45		161
12.20	37.85		414	1.70		2.18		0.86		161

9.48	(37.88)		21,650	1.60	(c)	2.39	(c)	0.99	(c)	24
9.12	(37.92)		986	2.35	(c)	3.14	(c)	0.23	(c)	24
9.06	(37.95)		2,239	2.35	(c)	3.14	(c)	0.22	(c)	24
9.82	(37.85)		28,581	1.20	(c)	1.99	(c)	1.43	(c)	24
9.42	(37.90)		294	1.70	(c)	2.49	(c)	0.87	(c)	24

15.26	(26.10	)(f)	39,376	1.64		1.78		0.85	(e)	117
14.70	(26.69	)(f)	1,862	2.39		2.53		0.14	(e)	117
14.60	(26.65	)(f)	3,950	2.39		2.53		0.18	(e)	117
15.81	(25.81	)(f)	55,901	1.24		1.38		1.42	(e)	117
15.18	(26.16	)(f)	454	1.74		1.88		0.84	(e)	117

21.18	17.73		105,435	1.65		1.77		(0.01)		88
20.41	16.83		4,566	2.40		2.52		(0.74)		88
20.27	16.85		8,681	2.40		2.52		(0.77)		88
21.94	18.23		99,069	1.25		1.37		0.39		88
21.10	17.56		1,215	1.75		1.87		(0.06)		88

18.16	15.39		98,861	1.64		1.79		0.10		60
17.47	14.56		4,615	2.39		2.54		(0.73)		60
17.40	14.55		8,314	2.39		2.54		(0.66)		60
18.79	15.79		92,505	1.24		1.39		0.48		60
18.13	15.29		750	1.74		1.89		0.10		60

15.83	32.70		64,169	1.64		1.95		0.17		67
15.25	31.63		4,885	2.39		2.70		(0.64)		67
15.19	31.65		8,445	2.39		2.70		(0.63)		67
16.35	33.27		66,670	1.24		1.55		0.52		67
15.80	32.54		217	1.74		2.05		0.06		67

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to Shareholders
	Net asset	Net						Increase
	value,	investment	Net realized	Total from	From net	From net		from
	beginning	income	and unrealized	investment	investment	realized	Total	regulatory
Year - Share Class	of period	(loss)(a)	gain (loss)	operations	income	gains	distributions	settlements

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2010 - A	$10.55	$0.04	$0.43	$0.47	$(0.13)	$—	$(0.13)	$—
2010 - B	9.46	(0.01)	0.40	0.39	(0.05)	—	(0.05)	—
2010 - C	9.59	— (d)	0.40	0.40	(0.06)	—	(0.06)	—
2010 - Institutional	11.02	0.06	0.45	0.51	(0.16)	—	(0.16)	—
2010 - IR	10.54	0.05	0.44	0.49	(0.15)	—	(0.15)	—
2010 - R	10.52	0.02	0.44	0.46	(0.14)	—	(0.14)	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2009 - A	9.01	0.14	1.77	1.91	(0.38)	—	(0.38)	0.01
2009 - B	8.08	0.07	1.58	1.65	(0.28)	—	(0.28)	0.01
2009 - C	8.17	0.07	1.61	1.68	(0.27)	—	(0.27)	0.01
2009 - Institutional	9.42	0.19	1.84	2.03	(0.44)	—	(0.44)	0.01
2009 - IR	9.03	0.17	1.76	1.93	(0.43)	—	(0.43)	0.01
2009 - R	8.99	0.08	1.80	1.88	(0.36)	—	(0.36)	0.01

2008 - A	27.90	0.28 (f)	(9.45)	(9.17)	—	(9.74)	(9.74)	0.02
2008 - B	26.18	0.15 (f)	(8.53)	(8.38)	—	(9.74)	(9.74)	0.02
2008 - C	26.35	0.14 (f)	(8.60)	(8.46)	—	(9.74)	(9.74)	0.02
2008 - Institutional	28.64	0.40 (f)	(9.90)	(9.50)	—	(9.74)	(9.74)	0.02
2008 - IR (Commenced November 30, 2007)	26.87	0.29 (f)	(8.41)	(8.12)	—	(9.74)	(9.74)	0.02
2008 - R (Commenced November 30, 2007)	26.87	0.23 (f)	(8.39)	(8.16)	—	(9.74)	(9.74)	0.02

2007 - A	18.93	(0.02)	8.99	8.97	—	—	—	—
2007 - B	17.88	(0.15)	8.45	8.30	—	—	—	—
2007 - C	17.99	(0.15)	8.51	8.36	—	—	—	—
2007 - Institutional	19.34	0.06	9.24	9.30	—	—	—	—

2006 - A	15.24	(0.01)	3.77	3.76	(0.07)	—	(0.07)	—
2006 - B	14.40	(0.10)	3.58	3.48	—	—	—	—
2006 - C	14.50	(0.10)	3.59	3.49	—	—	—	—
2006 - Institutional	15.56	0.09	3.83	3.92	(0.14)	—	(0.14)	—

2005 - A	12.86	0.04	2.36	2.40	(0.02)	—	(0.02)	—
2005 - B	12.23	(0.04)	2.23	2.19	(0.02)	—	(0.02)	—
2005 - C	12.31	(0.04)	2.25	2.21	(0.02)	—	(0.02)	—
2005 - Institutional	13.08	0.10	2.40	2.50	(0.02)	—	(0.02)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

(d)	Amount is less than $0.005 per share.

(e)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional	Class IR	Class R

For the Fiscal Year Ended October 31, 2009	22.37%	21.40%	21.31%	22.76%	22.57%	22.02%
For the Fiscal Year Ended October 31, 2008	(49.92)	(50.39)	(50.31)	(50.09)	(47.93)	(48.16)

(f)	Includes income recognized from a corporate action which amounted to $0.08 per share and 0.56% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

												Ratio of
						Ratio of				Ratio of		net investment
			Net assets,	Ratio of		net expenses		Ratio of		net investment		income (loss)
Net asset			end of	net expenses		(not including		total expenses		income (loss)		(not including		Portfolio
value, end	Total		period	to average		fees paid		to average		to average		fees paid		turnover
of period	return(b)		(in 000s)	net assets		indirectly)		net assets		net assets		indirectly)		rate

$10.89	4.48%		$58,733	1.45	%(c)	1.45	%(c)	1.69	%(c)	0.68	%(c)	0.68	%(c)	58%
9.80	4.11		7,634	2.20	(c)	2.20	(c)	2.44	(c)	(0.10	)(c)	(0.10	)(c)	58
9.93	4.14		9,295	2.20	(c)	2.20	(c)	2.44	(c)	(0.07	)(c)	(0.07	)(c)	58
11.37	4.68		5,750	1.05	(c)	1.05	(c)	1.29	(c)	1.05	(c)	1.05	(c)	58
10.88	4.66		7	1.20	(c)	1.20	(c)	1.44	(c)	0.96	(c)	0.96	(c)	58
10.84	4.36		34	1.70	(c)	1.70	(c)	1.94	(c)	0.44	(c)	0.44	(c)	58

10.55	22.50	(e)	55,454	1.45		1.45		1.98		1.52		1.52		133
9.46	21.58	(e)	8,958	2.20		2.20		2.73		0.93		0.93		133
9.59	21.47	(e)	9,520	2.20		2.20		2.73		0.92		0.92		133
11.02	22.91	(e)	6,408	1.05		1.05		1.58		2.02		2.02		133
10.54	22.71	(e)	6	1.20		1.20		1.73		1.88		1.88		133
10.52	22.07	(e)	33	1.70		1.70		2.23		0.81		0.81		133

9.01	(49.64	)(e)	38,194	1.40		1.40		1.73		1.80	(f)	1.80	(f)	108
8.08	(50.09	)(e)	10,697	2.15		2.15		2.48		1.01	(f)	1.01	(f)	108
8.17	(50.00	)(e)	10,577	2.15		2.15		2.48		1.00	(f)	1.00	(f)	108
9.42	(49.45	)(e)	5,499	1.00		1.00		1.33		2.46	(f)	2.46	(f)	108
9.03	(47.70	)(e)	5	1.15	(c)	1.15	(c)	1.48	(c)	2.18	(c)(f)	2.18	(c)(f)	108
8.99	(47.93	)(e)	5	1.65	(c)	1.65	(c)	1.98	(c)	1.68	(c)(f)	1.68	(c)(f)	108

27.90	49.69		101,641	1.69		1.71		1.85		(0.09)		(0.11)		135
26.18	48.67		31,881	2.31		2.33		2.48		(0.69)		(0.71)		135
26.35	48.70		34,984	2.31		2.34		2.46		(0.72)		(0.74)		135
28.64	50.34		27,498	1.29		1.31		1.41		0.27		(0.25)		135

18.93	24.79		87,839	1.75		1.85		1.85		(0.04)		(0.15)		74
17.88	24.17		27,959	2.30		2.40		2.40		(0.56)		(0.70)		74
17.99	24.07		37,889	2.30		2.40		2.40		(0.58)		(0.68)		74
19.34	25.35		34,332	1.30		1.40		1.40		0.48		0.39		74

15.24	18.59		35,599	1.74		1.85		2.19		0.25		0.14		136
14.40	17.91		19,327	2.29		2.40		2.74		(0.30)		(0.41)		136
14.50	17.96		10,091	2.29		2.40		2.74		(0.30)		(0.41)		136
15.56	19.12		5,937	1.29		1.40		1.74		0.70		0.59		136

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2010 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 through April 30, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Concentrated International Equity Fund				International Small Cap Fund				Strategic International Equity Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended
Share Class	11/01/09	4/30/10		4/30/10*	11/01/09	4/30/10		4/30/10*	11/01/09	4/30/10		4/30/10*
Class A
Actual	$1,000	$1,034.50		$7.77	$1,000	$1,121.50		$8.42	$1,000	$1,044.80		$7.35
Hypothetical 5% return	1,000	1,017.16	+	7.70	1,000	1,016.86	+	8.00	1,000	1,017.60	+	7.25

Class B
Actual	1,000	1,031.40		11.53	1,000	1,117.90		12.34	1,000	1,041.10		11.13
Hypothetical 5% return	1,000	1,013.44	+	11.43	1,000	1,013.14	+	11.73	1,000	1,013.88	+	10.99

Class C
Actual	1,000	1,031.60		11.54	1,000	1,117.60		12.34	1,000	1,041.40		11.14
Hypothetical 5% return	1,000	1,013.44	+	11.43	1,000	1,013.14	+	11.73	1,000	1,013.88	+	10.99

Institutional
Actual	1,000	1,037.50		5.76	1,000	1,123.50		6.32	1,000	1,046.80		5.33
Hypothetical 5% return	1,000	1,019.14	+	5.71	1,000	1,018.84	+	6.01	1,000	1,019.59	+	5.26

Service
Actual	1,000	1,034.70		8.27	1,000	1,119.80		8.94	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,016.66	+	8.20	1,000	1,016.36	+	8.50	N/A	N/A		N/A

Class IR
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,046.60		6.09
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.84	+	6.01

Class R
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,043.60		8.61
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,016.36	+	8.50

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Concentrated International Equity	1.54%	2.29%	2.29%	1.14%	1.64%	N/A	N/A
International Small Cap	1.60	2.35	2.35	1.20	1.70	N/A	N/A
Strategic International Equity	1.45	2.20	2.20	1.05	N/A	1.20%	1.70%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $713.9 billion in assets under management as of March 31, 2010 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]
■ Institutional Liquid Assets Prime
Obligations Portfolio
■ Institutional Liquid Assets
Tax-Exempt Diversified Portfolio
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money
Market Fund
■ Financial Square Prime
Obligations Fund
■ Financial Square Tax-Free
Money Market Fund
■ Financial Square Treasury
Instruments Fund
■ Financial Square Treasury
Obligations Fund

Fixed Income

Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund

■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed
Equity Fund
■ Structured International
Tax-Managed Equity Fund
■ U.S. Equity Dividend and
Premium Fund
■ International Equity Dividend and
Premium Fund

■ Structured International Small
Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets
Equity Fund
■ Structured International Equity
Flex Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International
Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[3]
■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[3]
■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity
Portfolio

[1]	Ranked 9th in Total Assets Worldwide. Pensions&Investments, May 2009.

[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates. The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

A summary prospectus and a Prospectus for the Funds containing more information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a Fund’s objectives, risks, and charges and expenses, and read the summary prospectus and/or the Prospectus carefully before investing. The summary prospectus and the Prospectus contains this and other information about the Funds.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current summary prospectus or Prospectus for the Funds. Please consider a Fund’s objectives, risks, and charges and expenses, and read the summary prospectus and/or Prospectus carefully before investing. The summary prospectus and Prospectus contain this and other information about the Funds.

Copyright 2010 Goldman, Sachs & Co. All rights reserved. 37238.MF.TMPL EQINTSAR10 / 22.6K / 6-10

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Not applicable.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)		Not applicable.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Trust

Date: June 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Trust

Date: June 30, 2010

/s/ George F. Travers

By: George F. Travers
Chief Financial Officer of
Goldman Sachs Trust

Date: June 30, 2010